                                                                    Exhibit 10.2

================================================================================


                           LEASE AND OPEN END MORTGAGE

                      THIS DOCUMENT SECURES FUTURE ADVANCES

                          Dated as of December 14, 1998


                                     between


                               FORE SYSTEMS, INC.,
                           as the Lessee and Mortgagor

                                       and

                            WILMINGTON TRUST COMPANY,
                         not in its individual capacity
                       except as expressly stated herein,
                      but solely as certificate trustee of
                         BRUSH CREEK BUSINESS TRUST II,
                           as the Lessor and Mortgagee

================================================================================

                           Construction Program For a
                          Manufacturing/Office Facility
                        in Allegheny County, Pennsylvania

================================================================================


This Lease and Open End Mortgage is subject to a lien in favor of the Lenders under a Construction Loan Agreement dated as of the date hereof, among the Lessee and the Lenders, as amended or supplemented from time to time. This Lease has been executed in several counterparts. To the extent, if any, that this Lease and Open End Mortgage constitutes chattel paper (as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction), no lien on this Lease and Open End Mortgage may be created through the transfer or possession of any counterpart other than the original counterpart containing the receipt therefor executed by Mellon Bank, N.A. on or following the signature page hereof.

TABLE OF CONTENTS

Section                                                                                                     Page
-------                                                                                                     ----
                                    ARTICLE I. DEFINITIONS.....................................................3
1.1.  Definitions; Interpretation..............................................................................3

                                    ARTICLE II. PURCHASE AND LEASE.............................................3

2.1.  Acceptance and Lease of Property.........................................................................3
2.2.  Acceptance Procedure.....................................................................................3
2.3.  Lease Term...............................................................................................3
2.4.  Title....................................................................................................3
2.5.  Waiver by Lessor of Lien and Distraint...................................................................4

                                    ARTICLE III. PAYMENT OF RENT...............................................4
3.1.  Rent.....................................................................................................4
3.2.  Payment of Basic Rent....................................................................................4
3.3.  Supplement Rent..........................................................................................4
3.4.  Method of Payment........................................................................................5

                                    ARTICLE IV. QUIET ENJOYMENT................................................5
4.1.  Quiet Enjoyment..........................................................................................5

                                    ARTICLE V. NET LEASE, ETC..................................................5
5.1.  Net Lease................................................................................................5
5.2.  No Termination or Abatement..............................................................................6
5.3.  No Bar...................................................................................................6

                                    ARTICLE VI. SUBLEASES......................................................6
6.1.  Subletting...............................................................................................6
6.2.  Assignment of Subleases and Business Interruption Insurance to Lessor....................................7

                           ARTICLE VII. LESSEE ACKNOWLEDGMENTS.................................................7
7.1.  Condition of the Property................................................................................7
7.2.  Risk of Loss.............................................................................................8

                  ARTICLE VIII. POSSESSION AND USE OF THE PROPERTY, ETC........................................8
8.1.  Utility Charges..........................................................................................8
8.2.  Possession and Use of the Property.......................................................................8
8.3.  Compliance with Requirements of Law and Insurance Requirements...........................................8
8.4.  Assignment by Lessee.....................................................................................9

                           ARTICLE IX. MAINTENANCE AND REPAIR; RETURN..........................................9
9.1.  Maintenance and Repair; Return...........................................................................9

                                    ARTICLE X. MODIFICATIONS, ETC..............................................9

10.1.  Modifications, Substitutions and Replacements...........................................................9

                           ARTICLE XI. WARRANT OF TITLE; EASEMENTS............................................10
11.1.  Warrant of Title.......................................................................................10
11.2.  Grants and Releases of Easements; Lessor's Waivers.....................................................11

                           ARTICLE XII. PERMITTED CONTESTS....................................................11
12.1.  Permitted Contests in Respect of Applicable Law........................................................11
12.2.  Permitted Contests in Respect of Real Property Taxes...................................................12
12.3.  Joinder of Lessor......................................................................................12

                                    ARTICLE XIII. INSURANCE...................................................12
13.1.  Public Liability and Workers' Compensation Insurance...................................................12
13.2.  Hazard and Other Insurance.............................................................................13
13.3.  Insurance Coverage.....................................................................................13

        ARTICLE XIV. CASUALTY AND CONDEMNATION; ENVIRONMENTAL MATTERS.........................................14
14.1.  Casualty and Condemnation..............................................................................14
14.2.  Environmental Matters..................................................................................16
14.3.  Notice of Environmental Matters........................................................................16

                                    ARTICLE XV. TERMINATION OF LEASE..........................................17
15.1.  Mandatory Partial or Complete Termination Upon Certain Events..........................................17
15.2.  Termination Procedures.................................................................................17

                                    ARTICLE XVI. EVENTS OF DEFAULT............................................18
16.1.  Lease Events of Default................................................................................18
16.2.  Remedies...............................................................................................20
16.3.  Waiver of Certain Rights...............................................................................23
16.4.  Ownership of Common Stock..............................................................................23
16.5.  Limitation of Recourse During the Interim Term.........................................................24

                                    ARTICLE XVII. LESSOR'S RIGHT TO CURE......................................24
17.1.  The Lessor's Right to Cure the Lessee's Lease Defaults.................................................24

                           ARTICLE XVIII. PURCHASE PROVISIONS.................................................25
18.1.  Purchase Option........................................................................................25
18.2.  Expiration Date Purchase Obligation....................................................................25
18.3.  Acceleration of Purchase Obligation....................................................................25

                                     ARTICLE XIX. RENEWAL TERMS...............................................26
19.1.  Renewal................................................................................................26

                               ARTICLE XX. REMARKETING OPTION.................................................27
20.1.  Option to Market.......................................................................................27

20.2.  Certain Obligations Continue...........................................................................29
20.3.  Termination of Operative Documents.....................................................................29

         ARTICLE XXI. PROCEDURES RELATING TO PURCHASE OR REMARKETING..........................................30
21.1.  Provisions Relating to the Exercise of Purchase Option or Obligation and Conveyance Upon
       Remarketing and Conveyance Upon Certain Other Events...................................................30

                               ARTICLE XXII. ESTOPPEL CERTIFICATES............................................31
22.1.  Estoppel Certificates..................................................................................31

                           ARTICLE XXIII. ACCEPTANCE OF SURRENDER.............................................31
23.1.  Acceptance of Surrender................................................................................31

                                 ARTICLE XXIV. NO MERGER OF TITLE.............................................32
24.1.  No Merger of Title.....................................................................................32

                               ARTICLE XXV. INTENT OF THE PARTIES.............................................32
25.1.  Ownership of the Property..............................................................................32
25.2.  Open-End Mortgage......................................................................................33

                                 ARTICLE XXVI. MISCELLANEOUS..................................................34
26.1.  Survival; Severability; Etc............................................................................34
26.2.  Amendments and Modifications...........................................................................34
26.3.  No Waiver..............................................................................................34
26.4.  Notices................................................................................................34
26.5.  Successors and Assigns.................................................................................34
26.6.  Headings and Table of Contents.........................................................................34
26.7.  Counterparts...........................................................................................35
26.8.  GOVERNING LAW..........................................................................................35
26.9.  Limitations on Recourse................................................................................35
26.10. Original Lease.........................................................................................35
26.11. SUBMISSION OF JURISDICTION.............................................................................35
26.12. POWER TO CONFESS JUDGMENT..............................................................................36
26.13. POWER TO EXECUTE ON A JUDGMENT WITHOUT HEARING.........................................................36
26.14. No Merger..............................................................................................37

SCHEDULE 1  SCHEDULE 1 TO LEASE AND OPEN END MORTGAGE

                           LEASE AND OPEN END MORTGAGE

                      THIS DOCUMENT SECURES FUTURE ADVANCES

         THIS LEASE AND OPEN END MORTGAGE (this "Lease"), dated as of December 14, 1998, is between WILMINGTON TRUST COMPANY, a banking corporation organized in the State of Delaware, having an office at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, not in its individual capacity, except as otherwise expressly stated herein, but solely as trustee of BRUSH CREEK BUSINESS TRUST II, as the Lessor and as mortgagee (the "Lessor"), and FORE SYSTEMS, INC., a Delaware corporation, having a principal office at 1000 Fore Drive, Warrendale, Pennsylvania 15086, as the Lessee and as mortgagor (the "Lessee").


                              W I T N E S S E T H:
                              --------------------


         WHEREAS, the Lessee is the owner of the fee simple interest in the Land described on Exhibit A attached hereto and made a part hereof;

         WHEREAS, pursuant to the terms of the Ground Lease, the Lessee has leased to the Lessor, and the Lessor has leased from the Lessee, the Land;

         WHEREAS, the Lessor wishes to sublease to the Lessee, and the Lessee wishes to sublease from the Lessor, the Land;

         WHEREAS, the Lessor wishes to finance the development of certain Improvements on the Land to be used by the Lessee;

         WHEREAS, pursuant to a Participation Agreement dated as of the date hereof (as amended, modified, restated or supplemented from time to time, the "Participation Agreement"), among the Lessee, the Lessor, the Certificate Purchaser and the Construction Lender, the Participants have agreed to finance the development of certain Improvements on the Land to be used by the Lessee;

         WHEREAS, pursuant to the terms of the Construction Agency Agreement, the Lessee, as Construction Agent, will construct certain Improvements which will be the property of the Lessor and will become part of the Property subject to the terms of this Lease; and

         NOW, THEREFORE, in consideration of the foregoing, and of other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be legally bound hereby, the parties hereto agree as follows:


                                       2
                                                                           Lease

                                    ARTICLE I
                                   DEFINITIONS

         1.1. Definitions; Interpretation. Capitalized terms used but not otherwise defined in this Lease have the respective meanings specified in Appendix 1 to the Participation Agreement; and the rules of interpretation set forth in Appendix 1 to the Participation Agreement shall apply to this Lease.

                                   ARTICLE II
                               PURCHASE AND LEASE

         2.1. Acceptance and Lease of Property. Subject to the terms and conditions of this Lease, on the Initial Advance Date the Lessor shall demise and sublease to the Lessee hereunder for the Term (as hereinafter defined) the Lessor's interest in the Land, and shall demise and lease to the Lessee for the Term the Lessor's interest in the Improvements together with any Improvements which hereafter may be constructed thereon pursuant to the Construction Agency Agreement or this Lease, and the Lessee hereby agrees, expressly for the direct benefit of the Lessor, to sublease from the Lessor for the Term the Lessor's interest in the Land, and to lease from the Lessor for the Term the Lessor's interest in any Improvements on the Land and in any Improvements on the Land which hereafter may be constructed thereon pursuant to the Construction Agency Agreement or this Lease.

         2.2. Acceptance Procedure. The Lessee hereby agrees that the execution and delivery by the Lessee of this Lease shall, without further act, constitute the irrevocable acceptance by the Lessee of all of the Property for all purposes of this Lease and the other Operative Documents on the terms set forth therein and herein, and that all of the Property, together with any Improvements constructed thereon pursuant to the Construction Agency Agreement or this Lease, shall be deemed to be included in the leasehold estate of this Lease and shall be subject to the terms and conditions of this Lease as of the Initial Advance Date.

         2.3. Lease Term. This Lease shall commence and be in full force and effect on the Initial Advance Date. The Interim Term (the "Interim Term") shall begin on the Initial Advance Date and shall end on the earlier of (i) the Completion Date and (ii) the Property becoming subject to this Lease pursuant to the last sentence of Section 5.1 of the Construction Agency Agreement. The Base Term (the "Base Term") shall begin on the Base Date and end on the Termination Date, unless the Base Term is renewed or earlier terminated in accordance with the provisions of this Lease (the Interim Term and Base Term, as renewed in accordance with the provisions of this Lease, are referred to collectively as the "Term"); provided, however, that in no event shall the Term end later than the tenth (10th) anniversary of the Termination Date.

         2.4. Title. The Property is leased to the Lessee without any representation or warranty, express or implied, by the Lessor and subject to the rights of parties in possession, the existing state of title (including Permitted Liens other than Lessor Liens) and all applicable Requirements of Law. The Lessee shall in no event have any recourse against the Lessor for any defect in or exception to title to the Property other than to the extent resulting from Lessor Liens.

         2.5. Waiver by Lessor of Lien and Distraint. The Lessor expressly waives, releases and relinquishes unto the Lessee (i) any and all rights the Lessor has or may have to acquire, perfect or benefit from any statutory or common law lien against any personal property of the Lessee provided to landlords under any Applicable Law and (ii) any and all rights the Lessor has or may have to distraint of the personal property of the Lessee arising from statutory or common law rights provided to landlords under any



                                       3
                                                                           Lease

Applicable Law; provided, however, the foregoing shall in no way negate or otherwise adversely affect any Lien on any Equipment, Fixtures or other property of the Lessee located in the Property for which the Lessee has granted a Lien unto the Lessor pursuant to the Operative Documents.

                                   ARTICLE III
                                 PAYMENT OF RENT

         3.1. Rent.

                  (a) During the Term, the Lessee shall pay Basic Rent on each Payment Date, on the date required under Section 20.1(i) in connection with the Lessee's exercise of the Remarketing Option and on any date on which this Lease shall terminate. Notwithstanding the foregoing, Lessee shall be under no obligation to pay Basic Rent with respect to the Facility prior to the expiration of the Interim Term.

                  (b) Basic Rent shall be due and payable in lawful money of the United States and shall be paid by wire transfer of immediately available funds on the due date therefor to such account or accounts at such bank or banks or to the Lessor or in such other manner as the Lessor shall from time to time direct in a written notice to the Lessee.

                  (c) Neither the Lessee's inability or failure to take possession of all or any portion of the Property when delivered by the Lessor, whether or not attributable to any act or omission of the Lessee or any act or omission of the Lessor, or for any other reason whatsoever, shall delay or otherwise affect the Lessee's obligation to pay Rent for the Property in accordance with the terms of this Lease.

         3.2. Payment of Basic Rent. Basic Rent shall be paid absolutely net to the Lessor, so that this Lease shall yield to the Lessor the full amount thereof, without setoff, deduction or reduction.

         3.3. Supplement Rent. The Lessee shall pay to the Lessor or the Person entitled thereto any and all Supplemental Rent (including the payment required pursuant to Section 5.3(h) of the Construction Agency Agreement) promptly as the same shall become due and payable, and if the Lessee fails to pay any Supplemental Rent, the Lessor shall have all rights, powers and remedies provided for herein or by law or equity or otherwise in the case of nonpayment of Basic Rent. The Lessee shall pay to the Lessor, as Supplemental Rent, among other things, on demand, to the extent permitted by applicable Requirements of Law, interest at the applicable Overdue Rate on any installment of Basic Rent not paid when due for the period for which the same shall be overdue and on any payment of Supplemental Rent not paid when due or demanded by the Lessor for the period from the due date or the date of any such demand, as the case may be, until the same shall be paid. The expiration or other termination of the Lessee's obligations to pay Basic Rent hereunder shall not limit or modify the obligations of the Lessee with respect to Supplemental Rent. Unless expressly provided otherwise in this Lease, in the event of any failure on the part of the Lessee to pay and discharge any Supplemental Rent as and when due, the Lessee shall also promptly pay and discharge any fine, penalty, interest or cost which may be assessed or added under any agreement with a third party for nonpayment or late payment of such Supplemental Rent, all of which shall also constitute Supplemental Rent.

         3.4. Method of Payment. Each payment of Rent shall be made by the Lessee to the Lessor prior to 11:00 a.m., Eastern standard time at the place of payment in funds consisting of lawful currency of the United States of America which shall be immediately available on the scheduled date when such



                                       4
                                                                           Lease
payment shall be due, unless such scheduled date shall not be a Business Day, in which case such payment shall be made on the next succeeding Business Day. Payments received after 1:00 p.m., Eastern standard time on the date due shall for the purpose of Section 16.1 hereof be deemed received on such day; provided, however, that for the purposes of the second sentence of Section 3.3 hereof, such payments shall be deemed received on the next succeeding Business Day and, unless the Lessor is otherwise able to invest or employ such funds on the date received, subject to interest at the Overdue Rate as provided in such Section 3.3.

                                   ARTICLE IV
                                 QUIET ENJOYMENT

         4.1. Quiet Enjoyment. Subject to Sections 2.4 hereof and Section 10.1(e) of the Participation Agreement, and subject to the rights of the Lessor contained in Article XV and the other terms of the Operative Documents to which the Lessee is a party, the Lessee shall peaceably and quietly have, hold and enjoy the Property for the Term, free of any claim or other action by the Lessor or anyone claiming by, through or under the Lessor (other than the Lessee) with respect to any matters arising from and after the Initial Advance Date. Such right of quiet enjoyment is independent of, and shall not affect the Lessor's rights otherwise to initiate legal action to enforce, the obligations of the Lessee under this Lease.

                                    ARTICLE V
                                 NET LEASE, ETC.

         5.1. Net Lease. This Lease shall constitute a net lease. Any present or future law to the contrary notwithstanding, this Lease shall not terminate, nor shall the Lessee be entitled to any abatement, suspension, deferment, reduction, setoff, counterclaim, or defense with respect to the Rent, nor shall the obligations of the Lessee hereunder be affected (except as expressly herein permitted and by performance of the obligations in connection therewith) by reason of: (i) any defect in the condition, merchantability, design, construction, quality or fitness for use of the Property or any part thereof, or the failure of the Property to comply with all Requirements of Law, including any inability to occupy or use the Property by reason of such non-compliance;
(ii) any damage to, removal, abandonment, salvage, loss, contamination of or Release from, scrapping or destruction of or any requisition or taking of the Property or any part thereof; (iii) any restriction, prevention or curtailment of or interference with any use of the Property or any part thereof including eviction; (iv) any defect in title to or rights to the Property or any Lien on such title or rights or on the Property; (v) any change, waiver, extension, indulgence or other action or omission or breach in respect of any obligation or liability of or by the Lessor or any Participant; (vi) any bankruptcy, insolvency, reorganization, composition, adjustment, dissolution, liquidation or other like proceedings relating to the Lessee, the Lessor, any Participant or any other Person, or any action taken with respect to this Lease by any trustee or receiver of the Lessee, the Lessor, any Participant or any other Person, or by any court, in any such proceeding; (vii) any claim that the Lessee has or might have against any Person, including the Lessor, any vendor, manufacturer, contractor of or for any portion of the Property or any Participant; (viii) any failure on the part of the Lessor to perform or comply with any of the terms of this Lease (other than performance by the Lessor of its obligations set forth in Section 2.1 hereof), of any other Operative Document or of any other agreement;
(ix) any invalidity or unenforceability or illegality or disaffirmance of this Lease against or by the Lessee or any provision hereof or any of the other Operative Documents or any provision of any thereof; (x) the impossibility or illegality of performance by the Lessee, the Lessor or both; (xi) any action by any court, administrative agency or other Governmental Authority; (xii) any restriction, prevention or curtailment of or interference with the construction on or any use of the Property or any part thereof; or (xiii) any other cause or circumstances whether similar or dissimilar to the foregoing and whether or not the Lessee shall have notice or knowledge of any of the foregoing. The parties intend that the obligations of the Lessee hereunder shall be covenants and agreements that are



                                       5
                                                                           Lease
separate and independent from any obligations of the Lessor hereunder or under any other Operative Documents and the obligations of the Lessee shall continue unaffected unless such obligations shall have been modified or terminated in accordance with an express provision of this Lease.

         5.2. No Termination or Abatement. The Lessee shall remain obligated under this Lease in accordance with its terms and shall not take any action to terminate, rescind or avoid this Lease, notwithstanding any action for bankruptcy, insolvency, reorganization, liquidation, dissolution, or other proceeding affecting the Lessor or any Participant, or any action with respect to this Lease which may be taken by any trustee, receiver or liquidator of the Lessor or any Participant or by any court with respect to the Lessor or any Participant. The Lessee hereby waives all right (i) to terminate or surrender this Lease (except as expressly provided herein) or (ii) to avail itself of any abatement, suspension, deferment, reduction, setoff, counterclaim or defense with respect to any Rent. The Lessee shall remain obligated under this Lease in accordance with its terms and the Lessee hereby waives any and all rights now or hereafter conferred by statute or otherwise to modify or to avoid strict compliance with its obligations under this Lease. Notwithstanding any such statute or otherwise, the Lessee shall be bound by all of the terms and conditions contained in this Lease.

         5.3. No Bar. Notwithstanding the foregoing, nothing set forth herein shall bar, limit, preclude, prevent, stay or otherwise adversely affect the Lessee's right or ability to bring and pursue any action for monetary damages against the Lessor or any other Person for any breach or alleged breach of its obligations hereunder.

                                   ARTICLE VI
                                    SUBLEASES

         6.1. Subletting. Lessee agrees to occupy 100% of the Property at all times during the Term and to use the Property for manufacturing, engineering and corporate headquarters office purposes, and for no other use, except as expressly provided in this Section 6.1. The Lessee may not, without the prior written consent of the Lessor (which may be granted or withheld in the sole discretion of the Lessor), sublease (or sub-sublease) or license the Property or any portion thereof to any Person, or permit the Property or any portion thereof to be used or occupied by any other Person. Any such sublease or attempted sublease of the Property or any portion thereof without the prior written consent of the Lessor shall be void and of no force or effect. Except as expressly set forth in this Section 6.1, the Lessee may, without the consent of the Lessor, sublease space in the Facility, provided that the aggregate amount of such subleased space does not exceed 33% of the aggregate space in the Facility, and provided that (i) no Lease Event of Default shall have occurred and be continuing, (ii) the proposed subtenant shall have a financial standing, be of a character, be engaged in a business, and propose to use the Property in a manner in keeping with the standards set forth in this Lease, (iii) the character of the business to be conducted or the proposed use of the Facility by the proposed subtenant shall not violate any provision or restrictions herein relating to the use or occupancy of the Property, (iv) the subletting shall be expressly subject to all of the terms, covenants, conditions and obligations on Lessee's part to be observed and performed under this Lease and the further condition and restriction that the sublease shall not be assigned, encumbered or otherwise transferred or the subleased premises further sublet by the subtenant in whole or in part, or any part thereof suffered or permitted by the subtenant to be used or occupied by others, without the prior written consent of the Lessor in each instance, which may be withheld in the Lessor's sole discretion,
(v) the subletting shall end no later than one (1) day before the Expiration Date, and (vi) at no time shall there be more than four (4) occupants, including the Lessee, in the Facility. No sublease or other relinquishment of possession of the Property shall in any way discharge or diminish any of the Lessee's obligations to the Lessor hereunder and the Lessee shall remain directly and primarily liable under this Lease as to the



                                       6
                                                                           Lease

Property, or portion thereof, so sublet. Any sublease of the Property shall expressly be made subject to and subordinated to this Lease and to the rights of the Lessor hereunder.

         6.2. Assignment of Subleases and Business Interruption Insurance to Lessor. To secure the prompt and full payment by the Lessee of the Rent, the Lessee hereby assigns to the Lessor, subject to the conditions hereinafter set forth, all of the Lessee's right, title and interest in and to all subleases affecting the Property and all rents, issues and profits accruing thereunder, and all guarantees and security deposits with respect to such subleases, and the Lessee hereby confers upon the Lessor, the Lenders, the Certificate Purchaser and their respective agents and representatives, a right of entry in, and sufficient possession of, the Property to permit and insure the collection by the Lessor of the rentals and other sums payable under such subleases together with the proceeds of any business interruption insurance maintained as provided under Section 13.2 hereof; provided, however, that such assignment, although presently effective, is given solely as security, and the Lessor hereby irrevocably waives the right to exercise the Lessor's rights pursuant to this Section until and unless a Lease Event of Default shall occur and be continuing. The Lessee hereby irrevocably directs each tenant under any such sublease (each, a "Subtenant") to pay to the Lessor the rentals or other sums payable under such Subtenant's sublease when, as and if directed to do so by the Lessor in a written notice to such Subtenant in which the Lessor shall certify that a Lease Event of Default shall have occurred and be continuing under this Lease. The Lessee hereby irrevocably notifies and directs each Subtenant to pay such amounts to the Lessor in the event such Subtenant receives any such notice from the Lessor, and the Lessee hereby irrevocably waives any claims for non-payment of such rentals or other sums that might arise as a result of such payments to the Lessor. The exercise of the Lessor's right of entry under this Section shall not constitute an eviction of the Lessee from the Property or any portion thereof.

                                   ARTICLE VII
                             LESSEE ACKNOWLEDGMENTS

         7.1. Condition of the Property. THE LESSEE ACKNOWLEDGES AND AGREES THAT ALTHOUGH THE LESSOR WILL OWN AND HOLD TITLE TO THE IMPROVEMENTS, THE CONSTRUCTION AGENT IS SOLELY RESPONSIBLE UNDER THE TERMS OF THE CONSTRUCTION AGENCY AGREEMENT FOR THE DESIGN, DEVELOPMENT, BUDGETING AND CONSTRUCTION OF THE IMPROVEMENTS AND ANY ALTERATIONS OR MODIFICATIONS. THE LESSEE FURTHER ACKNOWLEDGES AND AGREES THAT IT IS LEASING THE PROPERTY "AS IS" WITHOUT REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) BY THE LESSOR, TRUST COMPANY, THE CERTIFICATE PURCHASER OR THE LENDERS AND IN EACH CASE SUBJECT TO
(A) THE EXISTING STATE OF TITLE, (B) THE RIGHTS OF ANY PARTIES IN POSSESSION THEREOF, (C) ANY STATE OF FACTS WHICH AN ACCURATE SURVEY OR PHYSICAL INSPECTION MIGHT SHOW, AND (D) VIOLATIONS OF REQUIREMENTS OF LAW WHICH MAY EXIST ON THE DATE HEREOF OR ON THE INITIAL ADVANCE DATE. NEITHER THE LESSOR, TRUST COMPANY, THE CERTIFICATE PURCHASER NOR ANY LENDER HAS MADE OR SHALL BE DEEMED TO HAVE MADE ANY REPRESENTATION, WARRANTY OR COVENANT (EXPRESS OR IMPLIED) OR SHALL BE DEEMED TO HAVE ANY LIABILITY WHATSOEVER AS TO THE TITLE (OTHER THAN FOR LESSOR LIENS), VALUE, HABITABILITY, USE, CONDITION, DESIGN, OPERATION, OR FITNESS FOR USE OF THE PROPERTY (OR ANY PART THEREOF), OR ANY OTHER REPRESENTATION, WARRANTY OR COVENANT WHATSOEVER, EXPRESS OR IMPLIED, WITH RESPECT TO THE PROPERTY (OR ANY PART THEREOF) AND NEITHER THE LESSOR, TRUST COMPANY, THE CERTIFICATE PURCHASER NOR ANY LENDER SHALL BE LIABLE FOR ANY LATENT, HIDDEN, OR PATENT DEFECT THEREIN (OTHER



                                       7
                                                                           Lease

THAN FOR LESSOR LIENS) OR THE FAILURE OF THE PROPERTY, OR ANY PART THEREOF, TO COMPLY WITH ANY REQUIREMENT OF LAW.

         7.2. Risk of Loss. During the Term the risk of loss of or decrease in the enjoyment and beneficial use of the Property as a result of the damage or destruction thereof by fire, the elements, casualties, thefts, riots, wars or otherwise is assumed by the Lessee, and the Lessor shall in no event be answerable or accountable therefor.

                                  ARTICLE VIII
                    POSSESSION AND USE OF THE PROPERTY, ETC.

         8.1. Utility Charges. The Lessee shall pay or cause to be paid all charges for electricity, power, gas, oil, water, telephone, sanitary sewer service and all other rents and utilities used in or on the Property during the Term. The Lessee shall be entitled to receive any credit or refund with respect to any utility charge paid by the Lessee and the amount of any credit or refund received by the Lessor on account of any utility charges paid by the Lessee, net of the costs and expenses reasonably incurred by the Lessor in obtaining such credit or refund, shall be promptly paid over to the Lessee.

         8.2. Possession and Use of the Property. The Property shall be used in a manner consistent with the Construction Agency Agreement and, after the Base Date, as a first class manufacturing, engineering and corporate headquarters office facility, and for no other purpose, and in a manner consistent with the standards applicable to properties of a similar nature in the geographic area in which the Facility is located. Lessee (or its sublessees in accordance with Section 6.1) shall continuously use and occupy substantially all of the useable area of the Facility during the Term. The Lessee shall pay, or cause to be paid, all charges and costs required in connection with the use of the Property as contemplated by this Lease and the Construction Agency Agreement. The Lessee shall not commit or permit any waste of the Property or any part thereof.

         8.3. Compliance with Requirements of Law and Insurance Requirements. Subject to the terms of Article XII relating to permitted contests, the Lessee, at its sole cost and expense, shall (a) comply in all respects with all Requirements of Law (including all Environmental Laws) and Insurance Requirements relating to the Property, including the use, construction, operation, maintenance, repair and restoration thereof and the remarketing thereof pursuant to Article XX, whether or not compliance therewith shall require structural or extraordinary changes in the Improvements or interfere with the use and enjoyment of the Property, and (b) procure, maintain and comply in all respects with all licenses, permits, orders, approvals, consents and other authorizations required for the construction, use, maintenance and operation of the Property and for the use, operation, maintenance, repair and restoration of the Improvements.

         8.4. Assignment by Lessee. The Lessee may not assign this Lease or any of its rights or obligations hereunder in whole or in part to any Person.

                                   ARTICLE IX
                         MAINTENANCE AND REPAIR; RETURN

         9.1. Maintenance and Repair; Return.

                  (a) The Lessee, at its sole cost and expense, shall maintain the Property in a first class condition (ordinary wear and tear excepted) and make all necessary repairs thereto, of every kind


                                       8
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



         and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Requirements of Law and Insurance Requirements and on a basis consistent with the operation and maintenance of properties comparable in type and location to the Property.

                  (b) The Lessor shall under no circumstances be required to build any improvements on the Property, make any repairs, replacements, alterations or renewals of any nature or description to the Property, make any expenditure whatsoever in connection with the Property (other than for Advances made in accordance with and pursuant to the terms of the Participation Agreement and the other Operative Documents) or maintain the Property in any way. The Lessor shall not be required to maintain, repair or rebuild all or any part of the Property, and the Lessee waives any right to (i) require the Lessor to maintain, repair, or rebuild all or any part of the Property, or (ii) make repairs at the expense of the Lessor pursuant to any Requirement of Law, Insurance Requirement, contract, agreement, or covenant, condition or restriction in effect at any time during the Term.

                  (c) The Lessee shall, upon the expiration or earlier termination of this Lease, vacate and surrender such Property to the Lessor in its then-current, "AS IS" condition, subject to the Lessee's obligations under Sections 8.3, 9.1(a), 10.1, 11.1, 14.1(d), 14.2 and
         20.1 of this Lease, unless the Lessee has purchased the Property from the Lessor as provided herein.

                                    ARTICLE X
                               MODIFICATIONS, ETC.

         10.1. Modifications, Substitutions and Replacements. The Lessee, at its sole cost and expense, may at any time and from time to time make alterations, renovations, improvements and additions to the Property or any part thereof and substitutions and replacements therefor (collectively, "Modifications"); provided, however, that: (i) except for any Modification required to be made pursuant to a Requirement of Law or an Insurance Requirement (a "Required Modification"), no Modification shall impair the value, utility or useful life of the Property or any part thereof from that which existed immediately prior to such Modification; (ii) the Modification shall be done expeditiously and in a good and workmanlike manner; (iii) the Lessee shall comply with all Requirements of Law (including all Environmental Laws) and Insurance Requirements applicable to the Modification, including the obtaining of all permits and certificates of occupancy, and the structural integrity of the Property shall not be materially adversely affected; (iv) subject to the terms of Article XII relating to permitted contests, the Lessee shall pay all costs and expenses and shall discharge (or cause to be insured or bonded over) within thirty (30) days after the same shall be filed (or otherwise become effective) any Liens arising with respect to the Modification; (v) such Modifications shall comply with Sections
8.3 and 9.1(a); and (vi) the Lessee shall be required to obtain the prior written approval of the Lessor, which approval shall not be unreasonably withheld, with respect to any alterations (other than Required Modifications and/or alterations authorized by the Construction Agency Agreement) that shall
(A) affect any structural element of the Improvements or any major building system and cost in excess of $500,000 or (B) materially change the nature of the Facility or the amount of usable area therein or the utility thereof for the purposes contemplated by the Lessor and the Lessee as of the date hereof. All Modifications shall remain part of the realty and shall be subject to this Lease and title thereto shall immediately vest in the Lessor; provided, however, that Modifications that (x) are not Required Modifications and (y) were not financed by the Lessor and are readily removable without impairing the value, utility or remaining useful life of the Property shall be the property of the Lessee and shall not be subject to this Lease. So long as no Lease Event of Default has occurred and is continuing, the Lessee may place upon the Property any trade


                                       9
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


fixtures, machinery, equipment or other property belonging to the Lessee or third parties and may remove the same at any time during the Term, subject, however, to the terms of Section 9.1(a); provided that such trade fixtures, machinery, equipment or other property do not materially impair the value, utility or remaining useful life of the Property; provided, further, that the Lessee shall keep and maintain at the Property and shall not remove from the Property any Equipment financed or otherwise paid for (directly or indirectly) by the Lessor, the Certificate Purchaser or any Lender pursuant to the Participation Agreement.

                                   ARTICLE XI
                           WARRANT OF TITLE; EASEMENTS

         11.1. Warrant of Title.

                  (a) The Lessee agrees that except as otherwise provided herein and subject to the terms of Article XII relating to permitted contests, the Lessee shall not directly or indirectly create or allow to remain, and shall promptly discharge at its sole cost and expense, any Lien, defect, attachment, levy, title retention agreement or claim upon the Property or any Modifications or any Lien, attachment, levy or claim with respect to the Rent or with respect to any amounts held by the Lenders pursuant to the Loan Agreement or the other Loan Documents, other than Lessor Liens, Permitted Liens and Liens on machinery, equipment, general intangibles and other personal property not financed by the proceeds of the Loans or Certificate Amounts.

                  (b) Nothing contained in this Lease shall be construed as constituting the consent or request of the Lessor, expressed or implied, to or for the performance by any contractor, mechanic, laborer, materialman, supplier or vendor of any labor or services or for the furnishing of any materials for any construction, alteration, addition, repair or demolition of or to the Property or any part thereof. NOTICE IS HEREBY GIVEN THAT NEITHER THE LESSOR, TRUST COMPANY, THE CERTIFICATE PURCHASER NOR ANY LENDER IS OR SHALL BE LIABLE FOR ANY LABOR, SERVICES OR MATERIALS FURNISHED OR TO BE FURNISHED TO THE LESSEE, OR TO ANYONE HOLDING THE PROPERTY OR ANY PART THEREOF THROUGH OR UNDER THE LESSEE, AND THAT NO MECHANIC'S OR OTHER LIENS FOR ANY SUCH LABOR, SERVICES OR MATERIALS SHALL ATTACH TO OR AFFECT THE INTEREST OF THE LESSOR, THE CERTIFICATE PURCHASER OR ANY LENDER IN AND TO THE PROPERTY.

         11.2. Grants and Releases of Easements; Lessor's Waivers. Provided that no Lease Event of Default shall have occurred and be continuing and subject to the provisions of Articles VII, IX and X and Section 8.3 the Lessor hereby consents in each instance (and shall obtain the consent of any Lenders as may reasonably be requested by the Lessee) to the following actions by the Lessee, in the name and stead of the Lessor, but at the Lessee's sole cost and expense:
(a) the granting of easements, licenses, rights-of-way and other rights and privileges in the nature of easements reasonably necessary or desirable for the use, repair, or maintenance of the Property as herein provided; (b) the release of existing easements or other rights in the nature of easements which are for the benefit of the Property; (c) if required by applicable Governmental Authority in connection with the Construction, the dedication or transfer of unimproved portions of the Property for road, highway or other public purposes; and (d) the execution of amendments to any covenants and restrictions affecting the Property; provided, however, that in each case (i) such grant, release, dedication, transfer or amendment does not impair the value, utility or remaining useful life of the Property, (ii) such grant, release, dedication, transfer, annexation or amendment is reasonably necessary in connection with the use, maintenance, alteration or improvement of the Property, (iii) such grant, release, dedication, transfer, annexation or amendment will not cause the Property or any portion thereof to fail to



                                       10
                                                                           Lease
comply in any respect with the provisions of this Lease or any other Operative Documents and all Requirements of Law (including, without limitation, all applicable zoning, planning, building and subdivision ordinances, all applicable restrictive covenants and all applicable architectural approval requirements);
(iv) all governmental consents or approvals required prior to such grant, release, dedication, transfer, annexation or amendment have been obtained, and all filings required prior to such action have been made; (v) such grant, release, dedication, transfer, annexation or amendment will not result in any down-zoning of the Property or any portion thereof or a material reduction in the maximum density or development rights available to the Property under all Requirements of Law; (vi) the Lessee shall remain obligated under this Lease and under any instrument executed by the Lessee consenting to the assignment of the Lessor's interest in this Lease as security for indebtedness, in each such case in accordance with their terms, as though such grant, release, dedication, transfer, annexation or amendment had not been effected and (vii) the Lessee shall pay and perform any obligations of the Lessor under such grant, release, dedication, transfer, annexation or amendment. The Lessor acknowledges the Lessee's right to finance and to secure under the Uniform Commercial Code, inventory, furnishings, furniture, equipment, machinery, leasehold improvements and other personal property located at the Property other than Equipment, and Lessor agrees to execute from time to time Lessor waiver forms in favor of any purchase money seller, lessor or lender which has financed or may finance in the future such items. Without limiting the effectiveness of the foregoing, provided that no Lease Event of Default shall have occurred and be continuing, the Lessor shall, upon the request of the Lessee, and at the Lessee's sole cost and expense, execute and deliver (and cause the Lenders to execute and deliver) any instruments necessary or appropriate to confirm any such grant, release, dedication, transfer, annexation or amendment to any Person permitted under this
Section 11.2 including landlord waivers with respect to any of the foregoing.

                                   ARTICLE XII
                               PERMITTED CONTESTS

         12.1. Permitted Contests in Respect of Applicable Law. If, to the extent and for so long as (a) a test, challenge, appeal or proceeding for review of any Applicable Law relating to the Property shall be prosecuted diligently and in good faith in appropriate proceedings by the Lessee or (b) compliance with such Applicable Law shall have been excused or exempted by a valid nonconforming use, variance permit, waiver, extension or forbearance, the Lessee shall not be required to comply with such Applicable Law but only if and so long as any such test, challenge, appeal, proceeding, waiver, extension, forbearance or noncompliance shall not, in the reasonable opinion of the Lessor, the Lenders and the Certificate Purchaser, involve (A) any risk of criminal liability being imposed on the Lessor, Trust Company, the Lenders, the Certificate Purchaser or the Property, or (B) any material risk of (1) foreclosure, forfeiture or loss of the Property, or any material part thereof, or (2) the nonpayment of Rent or (C) any risk of (1) the sale of, or the creation of any Lien (other than a Permitted
Lien) on, any part of the Property, (2) material civil liability being imposed on the Lessor, Trust Company, the Certificate Purchaser, any Lender or the Property, or (3) enjoinment of, or interference with, the use, possession or disposition of the Property in any material respect.

         12.2. Permitted Contests in Respect of Real Property Taxes. Notwithstanding anything to the contrary contained in Article XIII of the Participation Agreement or any other provision of any Operative Documents, Lessee shall have the absolute right to contest, appeal or otherwise challenge
(i) any assessment of the Property for real property Tax imposed by any Governmental Authority, (ii) the millage rates imposed for real property Tax by any Governmental Authority, (iii) the allocation of the items constituting real property and personal property included within the Property made by any Governmental Authority in connection with such real property Tax and (iv) the uniformity or constitutionality of such real property Tax; provided, however,
(A) such contest is diligently pursued and prosecuted in good faith to



                                       11
                                                                           Lease
completion by the Lessee, (B) no Lease Event of Default has occurred and is continuing, (C) the Property is not subject to imminent foreclosure or sale by any Governmental Authority and (D) neither the Lessor nor any Participant will be subject to criminal liability or any material civil liability in connection with such contest, appeal or challenge.

         12.3. Joinder of Lessor. The Lessor will not be required to join in any proceedings pursuant to this Article XII unless a provision of any Applicable Law requires, or, in the good faith opinion of the Lessee, it is helpful to the Lessee, that such proceedings be brought by or in the name of the Lessor; and in that event the Lessor will join in the proceedings or permit them or any part thereof to be brought in its name if and so long as (i) no Lease Event of Default or Lease Default has occurred and is continuing and (ii) the Lessee pays all related expenses and indemnifies the Lessor and the Participants to the satisfaction of the respective indemnitees.

                                  ARTICLE XIII
                                    INSURANCE

         13.1. Public Liability and Workers' Compensation Insurance. (a) During the Term the Lessee shall procure and carry, at the Lessee's sole cost and expense, and shall cause each contractor to procure and carry, commercial general liability insurance for claims for injuries or death sustained by persons or damage to property while on the Property and such other public liability coverages as are ordinarily procured by the Lessee or its Affiliates who own or operate similar properties. Such insurance shall be on terms and in amounts that are no less favorable than insurance maintained by the Lessee or its Affiliates with respect to similar properties that they own and that are in accordance with normal industry practice, but in any case shall provide liability coverage of at least $5,000,000 per person, $10,000,000 per occurrence and $5,000,000 for property damage per occurrence. The policy shall be endorsed to name the Lessor, Trust Company, the Certificate Purchaser and the Lenders as additional insureds. The policy shall also specifically provide that the policy shall be considered primary insurance which shall apply to any loss or claim before any contribution by any insurance which the Lessor, Trust Company, the Certificate Purchaser or the Lenders may have in force.

         (b) The Lessee shall, in the construction of the Improvements (including in connection with any Modifications thereof) and the operation of the Property, comply with the applicable workers' compensation laws.

         13.2. Hazard and Other Insurance. During the Term the Lessee shall keep, or cause to be kept, the Property insured against loss or damage by fire and other risks on terms and in amounts that are no less favorable than insurance covering other similar properties owned by the Lessee or its Affiliates and that are in accordance with normal industry practice, but in any event in amounts not less than the then full insurable value (actual replacement value) of the Improvements and Equipment. During the construction of any Improvements the Lessee shall also maintain or cause to be maintained builders' risk insurance in form and substance as set forth on Schedule 1, together with such additional requirements to the extent comparable to the insurance required for projects similar to the construction contemplated by the Operative Documents. All insurance proceeds in respect of any loss or occurrence for which the proceeds related thereto are (i) less than or equal to $1,000,000, in the absence of the occurrence and continuance of an Event of Default, shall be adjusted by and paid to the Lessee for application toward the reconstruction, repair or refurbishment of the Property and (ii) greater than $1,000,000, shall be adjusted jointly by the Lessee and the Lessor (unless an Event of Default has occurred and is continuing, in which case such proceeds shall be adjusted solely by the Lessor) and held by the Lessor for application in accordance with



                                       12
                                                                           Lease

Article XIV hereof. In addition, the Lessee shall at all times during the Term maintain business interruption insurance payable in an aggregate amount not less than $10,000,000.

         13.3. Insurance Coverage.

                  (a) The Lessee shall furnish the Lessor, the Certificate Purchaser and the Lenders with certificates showing the insurance required under Sections 13.1 and 13.2 to be in effect and naming the Lessor, Trust Company, the Certificate Purchaser and the Lenders as additional insureds with respect to liability coverage (excluding worker's compensation insurance), naming the Lenders, the Lessor, the Certificate Purchaser and the Lessee as their interests may appear with respect to casualty coverage and naming the Lenders as loss payee with respect to casualty coverage and showing the mortgagee endorsement required by Section 13.3(c) with respect to such coverage. All such insurance shall be maintained at the cost and expense of the Lessee, except that during the Interim Term such insurance shall be maintained at the cost and expense of the Lessor. Such certificates shall include a provision for no less than thirty (30) days' advance written notice by the insurer to the Lessor and the Lenders in the event of cancellation or reduction of such insurance. In addition, the Lessee shall cause the Lessor, the Trust Company, the Certificate Purchaser and the Lenders as additional insureds under all liability policies maintained with respect to the Construction.

                  (b) The Lessee agrees that the insurance policy or policies required by Section 13.2, shall include an appropriate clause pursuant to which such policy shall provide that it will not be invalidated should the Lessee waive, in writing, prior to a loss, any or all rights of recovery against any party for losses covered by such policy, and that the insurance in favor of the Lessor, Trust Company, the Certificate Purchaser and the Lenders and their respective rights under and interests in said policies shall not be invalidated or reduced by any act or omission or negligence of the Lessee or any other Person having any interest in the Property. The Lessee hereby waives any and all such rights against the Lessor, Trust Company, the Certificate Purchaser and the Lenders to the extent of payments made under such policies.

                  (c) Except as otherwise permitted by clause (d), all such insurance shall be written by reputable insurance companies that are financially sound and solvent and otherwise reasonably appropriate considering the amount and type of insurance being provided by such companies. Any insurance company selected by the Lessee shall have a general policyholder rating of "A" and a financial rating of at least "12" or (if not so rated) be otherwise reasonably acceptable to the Lenders and the Certificate Purchaser. All insurance policies required by Section 13.2 shall include a standard form mortgagee endorsement in favor of the Lenders.

                  (d) The Lessee may meet the requirements of this Article XIII with respect to liability and worker's compensation insurance through one or more policies covering more than one location of Lessee. Except during the Interim Term, the Lessee may meet the requirements of this
         Article XIII with respect to worker's compensation insurance through a self-insurance program of the Lessee and its Affiliates.

                  (e) The Lessor shall not carry separate insurance concurrent in kind or form or contributing in the event of loss with any insurance required under this Article XIII except that the Lessor may carry separate liability insurance so long as (i) the Lessee's insurance is designated as primary and in no event excess or contributory to any insurance the Lessor may have in force which would apply to a loss covered under the Lessee's policy and (ii) each such insurance policy


                                       13
                                                                           Lease
         will not cause the Lessee's insurance required under this Article XIII to be subject to a coinsurance exception of any kind.

                  (f) Except during the Interim Term, the Lessee shall pay as they become due all premiums for the insurance required by Section 13.1 and Section 13.2, and shall renew or replace each policy prior to the expiration date thereof. Throughout the Term, at the time each of the Lessee's insurance policies is renewed (but in no event less frequently than once each year), the Lessee shall deliver to the Lessor, the Certificate Purchaser and the Lenders certificates of insurance evidencing that all insurance required by this Article XIII is being maintained by the Lessee and is in effect.

                  (g) The Lessee agrees that notwithstanding anything to the contrary in this Article XIII, during the Interim Term, the insurance policy or policies required by Section 13.1 and 13.2 shall not (i) be funded by a program of self-insurance (or any similar funding mechanism), and (ii) carry any deductible or similar co-payment of any kind in excess of $1,000. During the Interim Term, the amount of any deductibles permitted under this clause (g) shall be paid through Advances to the extent available under the Approved Construction Budget, including contingencies listed therein to the extent not previously utilized.

                                   ARTICLE XIV
                           CASUALTY AND CONDEMNATION;
                              ENVIRONMENTAL MATTERS

         14.1. Casualty and Condemnation.

                  (a) Subject to the provisions of this Article XIV, if all or a portion of the Facility is subject to a Casualty or if the use, access, occupancy, easement rights or title to the Facility or any part thereof, is the subject of a Condemnation, then (i) in the case of any Casualty where the cost of restoration of the Facility is less than or equal to $1,000,000, any insurance proceeds payable with respect to such Casualty shall be paid directly to the Lessee, or if received by the Lessor or the Lenders, shall be paid over to the Lessee for the reconstruction, refurbishment and repair of the Facility, (ii) in the case of any Casualty not constituting a Significant Casualty where the cost of restoration of the Facility is greater than $1,000,000, any insurance proceeds payable with respect to such Casualty shall be paid directly to the Lessor, and at the option of the Lessee (x) to be applied, in accordance with the then prevailing construction loan guidelines of the Lenders, to reimburse the Lessee for the reconstruction, refurbishment and repair of the Facility, or (y) to be applied toward the payment of the Lease Balance with respect to the Facility, (iii) in the case of a Significant Casualty, any insurance proceeds payable with respect to such Casualty shall be paid to the Lenders to be applied in the Lenders' discretion to the restoration of the Facility or toward the payment of the Lease Balance with respect to the Facility and (iv) in the case of a Condemnation of any part of the Land (not including the Facility) that does not render the Facility unsuitable for continued use as property of the type of the Facility immediately prior to such Condemnation, any award or compensation relating thereto shall be paid to the Lessee and in the case of all other Condemnations such award or compensation shall be paid to the Lenders to be applied in their reasonable discretion to the restoration of the Property or toward the payment of the Lease Balance; provided, however, that if a Lease Event of Default shall have occurred and be continuing, all such awards, compensation or insurance proceeds shall be paid directly to the Lenders or, if received by the Lessee, shall be held in trust for the Lenders, and shall be paid over by the Lessee to the Lenders (or, if the Loans have been fully paid, to the Lessor). If, contrary to such provision, any such award, compensation or insurance proceeds are paid to the Lessee or the



                                       14
                                                                           Lease

         Lessor rather than to the Lenders, the Lessee and the Lessor, as the case may be, hereby agree to transfer any such payment to the Lenders. All amounts held by the Lessor or the Lenders when a Lease Event of Default exists hereunder on account of any award, compensation or insurance proceeds either paid directly to the Lessor or the Lenders or turned over to the Lessor or the Lenders shall either be (i) paid to the Lessee for the repair of damage caused by such Casualty or Condemnation in accordance with paragraph (d) of this Section 14.1, or
         (ii) applied to the purchase price of the Facility on the date of purchase pursuant to Section 15.1 hereof or the Lessor's remedies pursuant to Article XVI hereof, with any Excess Proceeds being payable to the Lessee.

                  (b) The Lessee may appear in any proceeding or action to negotiate, prosecute, adjust or appeal any claim for any award, compensation or insurance payment on account of any such Casualty or Condemnation and shall pay all expenses thereof. At the Lessee's reasonable request, and at the Lessee's sole cost and expense, the Lessor and the Lenders shall participate in any such proceeding, action, negotiation, prosecution or adjustment. The Lessor and the Lessee agree that this Lease shall control the rights of the Lessor and the Lessee in and to any such award, compensation or insurance payment.

                  (a) If the Lessor or the Lessee shall receive notice of a Casualty or of an actual, pending or threatened Condemnation of the Facility or any interest therein, the Lessor or the Lessee, as the case may be, shall give notice thereof to the other and to the Lenders promptly after the receipt of such notice.

                  (d) If pursuant to this Section 14.1 and Section 15.1 this Lease shall continue in full force and effect following a Casualty or Condemnation with respect to the Facility, the Lessee shall, at its sole cost and expense (and, without limitation, if any award, compensation or insurance payment is not sufficient to restore the Facility in accordance with this paragraph, the Lessee shall pay the shortfall[, subject in all events to Section 14.1(g) below]), promptly and diligently repair any damage to the Facility caused by such Casualty or Condemnation in conformity with the requirements of Sections 9.1 and 10.1 using the as-built Plans and Specifications for the Facility (as modified to give effect to any subsequent Modifications, any Condemnation affecting the Facility and all applicable Requirements of Law) so as to restore the Facility to at least the same operation, use and value as existed immediately prior to such Casualty or Condemnation with such Modification as the Lessee may elect in accordance with Section 10.1. In such event, title to the Facility shall remain with the Lessor. Upon completion of such restoration, the Lessee shall furnish the Lessor an architect's certificate of substantial completion and a Responsible Employee's Certificate confirming that such restoration has been completed pursuant to this Lease.

                  (e) In no event shall a Casualty or Condemnation affect the Lessee's obligations to pay Rent pursuant to Section 3.1 or to perform its obligations and pay any amounts due on the Expiration Date or pursuant to Articles XVIII and XXI.

                  (f) Absent a Lease Event of Default, Excess Proceeds received by the Lessor or the Lenders in respect of a Casualty or Condemnation shall be turned over to the Lessee.

                  (g) Notwithstanding any provision to the contrary contained herein (including in Article XV) or in the other Operative Documents, should a Casualty or Condemnation occur during the Interim Term (A) as the result of an Unrelated Indemnity Event, such Casualty or Condemnation shall not be an Event of Default under any Operative Document and such Casualty or Condemnation shall not give rise to any obligation on the part of the Lessee, Construction, Holding



                                       15
                                                                           Lease
         or Guarantor under any indemnity obligation under the Operative Documents, including under Article XIII of the Participation Agreement or (B) as the result of a non-willful act or omission of any Construction Agency Person, Lessee, Construction Agent, Holding and Guarantor shall not be required to pay more than the Maximum Guaranteed Amount on a recourse basis for any damages or other payments arising from such Casualty or Condemnation. Notwithstanding any provision to the contrary in the Operative Documents, during the Interim Term in the event of a Casualty or Condemnation covered in Section 14.1(g)(A), all proceeds shall be paid to the Participants and distributed pursuant to the Construction Loan Agreement and all negotiating and adjustments with any insurance company or Governmental Authority shall be conducted solely by the Participants. The Lessee shall have no right to participate in or be included in any way in such proceeds, negotiations or adjustments.

         14.2. Environmental Matters. Promptly upon the Lessee's actual knowledge of the existence of an Environmental Violation, the Lessee shall notify the Lessor in writing of such Environmental Violation. If the Lessor elects not to terminate this Lease pursuant to Section 15.1, at the Lessee's sole cost and expense, the Lessee shall promptly and diligently commence any response, clean up, remedial or other action necessary to remove, clean up or remediate the Environmental Violation in accordance with the terms of Section
8.3. If the Lessor does not deliver a Termination Notice with respect to such Property pursuant to Section 15.1, the Lessee shall, upon completion of remedial action by the Lessee, cause to be prepared by an environmental consultant reasonably acceptable to the Lessor a report describing the Environmental Violation and the actions taken by the Lessee (or its agents) in response to such Environmental Violation, and a statement by the consultant that the Environmental Violation has been remedied in compliance in all respects with applicable Environmental Law. Nothing in this Article XIV shall reduce or limit the Lessee's obligations under Sections 13.1, 13.2 or 13.3 of the Participation Agreement.

         14.3. Notice of Environmental Matters. Promptly, but in any event within ten (10) Business Days after the date the Lessee has actual knowledge thereof, the Lessee shall provide to the Lessor written notice of any material pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with the Property. All such notices shall describe in reasonable detail the nature of the claim, action or proceeding and the Lessee's proposed response thereto. In addition, the Lessee shall provide to the Lessor, within ten (10) Business Days of receipt, copies of all material written communications with any Governmental Authority relating to any Environmental Violation in connection with the Property. The Lessee shall also promptly provide such detailed reports of any such material environmental claims as may reasonably be requested by the Lessor, the Lenders or the Certificate Purchaser. In the event that the Lessor receives written notice of any material pending or threatened claim, action or proceeding involving any Environmental Law or any Release on or in connection with the Property, the Lessor shall promptly give notice thereof to the Lessee.

                                   ARTICLE XV
                              TERMINATION OF LEASE

         15.1. Mandatory Partial or Complete Termination Upon Certain Events. Subject to the provisions of Section 14.1(g), if either:

                  (a)  a Significant Condemnation occurs; or

                  (b)  a Significant Casualty occurs;  or


                                       16
                                                                           Lease

                  (c) an Environmental Violation is discovered the cost of remediation of which would exceed $100,000, and the Lessee has not within ten (10) Business Days of such discovery of such Environmental Violation deposited with the Custodian (x) additional cash in the Collateral Account in an amount equal to the anticipated cost of the remediation (which anticipated cost shall be subject to review and adjustment by the Participants after consultation with an environmental engineer) of such Environmental Violation, together with an amount equal to any other costs and expenses which are reasonably likely to be incurred in connection with such Environmental Violation, or (y) in lieu of cash in the amounts described in clause (x) above, Marketable Collateral having a Collateral Value equivalent to the amount of cash required to be deposited in accordance with clause (x); or

                  (d) an Environmental Violation occurs or is discovered the cost of remediation of which would exceed $5,000,000;

and the Lessor shall have given written notice to the Lessee that the Lease is to be terminated with respect to the Facility as a consequence of the occurrence of such an event (a "Termination Notice"), then, the Lessee shall be obligated to purchase the Lessor's interest in the Facility on or prior to the date occurring thirty (30) days after the date of the Termination Notice by paying the Lessor an amount equal to the Lease Balance and any Supplemental Rent (exclusive of the Make-Whole Premium in connection with a termination as the result of an occurrence under clause (a) or (b) above, and with a Make-Whole Premium in connection with a termination as the result of an occurrence under clause (c) or (d) above) then due and payable.

         15.2. Termination Procedures. On the date of the payment by the Lessee of the entire Lease Balance and any accrued but unpaid interest and yield in accordance with Section 15.1 (such date, the "Termination Date"), this Lease shall terminate with respect to the Facility and, concurrent with the Lessor's receipt of such payment,

                  (a) the Lessor shall execute and deliver to the Lessee (or to the Lessee's designee) at the Lessee's cost and expense a quitclaim deed with respect to the Facility, an assignment (without recourse, representation or warranty by the Lessor other than as to the absence of Lessor Liens) of the Lessor's interest in and to the Ground Lease, a quitclaim bill of sale with respect to the Equipment and an assignment of the Lessor's entire interest in the Facility (which shall include an assignment of all of the Lessor's right, title and interest in and to any Net Proceeds not previously received by the Lessor and existing subleases and security deposits thereunder), in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the Mortgage and any Lessor Liens attributable to the Lessor;

                  (b) the Facility shall be conveyed to such Person "AS IS" and in its then present physical condition; and

                  (c) in the case of a termination pursuant to clause (a) or (b) of Section 15.1, the Lessor shall convey to the Lessee any Net Proceeds with respect to the Casualty or Condemnation giving rise to the termination of this Lease theretofore received by the Lessor or at the request of the Lessee, such amounts shall be applied against sums due hereunder.


                                       17
                                                                           Lease

                                   ARTICLE XVI
                                EVENTS OF DEFAULT

         16.1. Lease Events of Default. The occurrence of any one or more of the following events (whether such event shall be voluntary or involuntary or come about or be effected by operation of law or pursuant to or in compliance with any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body) shall constitute a "Lease Event of Default" and a "Lease Event of Default" as such term is defined in the Existing
Lease:

                  (a) the Lessee shall fail to make payment of (i) any Basic Rent after the same has become due and payable or (ii) any Purchase Option Price, Loan Balance or Lease Balance, including amounts due pursuant to Section 15.1, 18.1, 18.2, 18.3 or 20.1; provided, however, that the failure to make any payment described in clause (i) or (ii) shall not constitute a Lease Event of Default so long as (x) such payment is made within five (5) days of the date such payment is due and payable, (y) such failure shall not have occurred more than five
         (5) times during the Term, and (z) such failure shall not have occurred for more than two consecutive payments due under this Lease; or

                  (b) the Lessee shall fail to make payment of any Supplemental Rent (other than Supplemental Rent referred to in clause (a) of this Section) due and payable within five (5) Business Days after receipt of notice thereof; or

                  (c) the Lessee shall fail to maintain insurance as required by
         Article XIII of this Lease or shall violate the observance of its obligations under Sections 6.1 or 8.2 hereof, or under Section 10.3 of the Participation Agreement; or

                  (d) The Lessee shall fail to observe or perform any term, covenant or condition of the Lessee under this Lease or the Participation Agreement other than those described in Section 16.1(a),
         (b) or (c) hereof, or shall fail to perform or observe in any respect any covenant, condition or agreement to be performed or observed by it under any other Operative Document (except those described in the parenthetical of Section 16.1(f)), and, in each such case, such failure shall have continued for thirty (30) days after the earlier of (i) delivery to the Lessee of written notice thereof from Lessor or (ii) a Responsible Employee of the Lessee shall have knowledge of such failure; provided, however, that if such failure is capable of cure but cannot be cured by payment of money or cannot be cured by diligent efforts within such thirty (30)-day period but such diligent efforts shall be properly commenced within the cure period and the Lessee is diligently pursuing, and shall continue to pursue diligently, remedy of such failure, the cure period shall be extended for an additional period of time as may be necessary to cure not to exceed an additional one hundred fifty (150) days or to extend beyond the Expiration Date; provided further, that failure by the Lessee to fully comply with the requirements of Section 20.1 hereof shall not be subject to any cure period; or

                  (e) any representation or warranty made by the Lessee in any of the Operative Documents shall prove to have been inaccurate in any material respect at the time made, and if such inaccuracy can be cured, it shall not have been cured within forty-five (45) days, after the earlier of (i) delivery to the Lessee of written notice thereof from the Lessor or (ii) a Responsible Employee of the Lessee shall have knowledge of such inaccuracy; or

                  (f) a default by Lessee or Holding beyond any applicable grace period shall have occurred and be continuing under the Construction Agency Agreement, the Guaranty, the Guaranty



                                       18
                                                                           Lease

         Agreement, the Pledge and Security Agreement, the Existing Lease, the Swap Agreement or any "Operative Document" as such term is defined in the Existing Lease, or any of the agreements, documents or instruments executed in connection with the Mellon Revolver Facility (other than a default arising solely under Sections 6.1(o), 8.3(z), 10.1(a)(vi) and
         (vii) or from the Allegheny Agreements, as defined in the Existing Lease (except for a failure by Lessee to pay sums due under the Allegheny Agreements) and, during the Interim Term, Section 10.3 of the Participation Agreement under the Existing Lease (if the failure to comply with such Section shall arise from, be caused by or relate to, any act or omission of the Lessee, anything within the reasonable control of the Lessee or anything that could have been avoided through the use of best efforts by the Lessee), Sections 3.1(d) and 3.1(j) of the Guaranty Agreement under the Existing Lease, Sections 13.2 and 16.4 of the Lease under the Existing Lease, Sections 3(a)(4), 4(i)(1) and 5(i) of the Note and Security Agreement pertaining to the Mellon Revolver Facility), or the Existing Lease shall have terminated; or

                  (g) the Lessee shall (i) admit in writing its inability to pay its debts generally as they become due, (ii) file a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof, (iii) make a general assignment for the benefit of its creditors, (iv) consent to the appointment of a receiver of itself or the whole or any substantial part of its property, (v) fail to cause the discharge of any custodian, trustee or receiver appointed for it, or the whole or a substantial part of its property within sixty (60) days after such appointment, or (vi) file a petition or answer seeking or consenting to reorganization under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof; or

                  (h) insolvency proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency law or statute of the United States of America or any State or Commonwealth thereof shall be filed against the Lessee and not dismissed within sixty (60) days from the date of its filing, or a court of competent jurisdiction shall enter an order or decree appointing, without the consent of the Lessee, a receiver of the Lessee, or the whole or a substantial part of any of its property, and such order or decree shall not be vacated or set aside within ninety (90) days from the date of the entry thereof; or

                  (i) any member of the ERISA Group shall fail to pay when due an amount or amounts aggregating in excess of $500,000 which it shall have become liable to pay under Title IV of ERISA; or notice of intent to terminate a Material Plan shall be filed under Title IV of ERISA by any member of the ERISA Group, any plan administrator or any combination of the foregoing; or the PBGC shall institute proceedings under Title IV of ERISA to terminate, to impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or to cause a trustee to be appointed to administer any Material Plan; or a condition shall exist by reason of which the PBGC would be entitled to obtain a decree adjudicating that any Material Plan must be terminated; or there shall occur a complete or partial withdrawal from, or a default, within the meaning of Section 4219(c)(5) of ERISA, with respect to, one or more Multiemployer Plans which could cause one or more members of the ERISA Group to incur a current payment obligation in excess of $500,000; or

                  (j) any final, non-appealable judgments or orders for the payment of money individually or in the aggregate in excess of $2,695,150 (which amount shall be adjusted annually, on the date of the submission by the Lessee of the financial statements referred to in
         Section 10.1(a)(i) of the



                                       19
                                                                           Lease

         Participation Agreement, to an amount equal to 0.5% of the Tangible Net Worth of the Lessee as shown on such financial statements) shall be rendered against the Lessee, and such judgment or order shall continue unsatisfied, unstayed (pursuant to laws, rules or court orders) and unbonded for a period of thirty (30) days; or

                  (k) an event of default (beyond any applicable grace and cure period) as defined in any agreement, mortgage, indenture or instrument, under which there may be issued, or by which there may be secured or evidenced, any Debt of the Lessee, whether such Debt now exists or shall hereafter be created, shall occur and such Debt individually or in the aggregate shall exceed $5,393,000 (which amount shall be adjusted annually, on the date of the submission by the Lessee of the financial statements referred to in Section 10.1(a)(i) of the Participation Agreement, to an amount equal to 1.0% of the Tangible Net Worth of the Lessee as shown on such financial statements); provided, however, an Event of Default shall occur under this Section only if the event of default causing the acceleration of Debt is the result of an event of default by the Lessee that would constitute an Event of Default under this Lease, such as (by way of example) the failure to make payments when due on such Debt; or

                  (l) any Lien granted under any Operative Document shall, in whole or in part, terminate, cease to be effective against, or cease to be the legal, valid, binding and enforceable obligation of, the Lessee as a result of any act or omission of the Lessee; or

                  (m) the Lessee or Holding shall directly or indirectly contest the validity of any Operative Document in any manner in any court of competent jurisdiction or any Lien granted by any Operative Document, or the Lessee shall repudiate, or purport to discontinue or terminate, the Guaranty or Guaranty Agreement, or the Guaranty or Guaranty Agreement shall cease to be a legal, valid and binding obligation or shall cease to be in full force and effect for any reason.

         16.2. Remedies. Upon the occurrence of any Lease Event of Default and at any time thereafter, the Lessor may, so long as such Lease Event of Default is continuing, do one or more of the following as the Lessor in its sole discretion shall determine, without limiting any other right or remedy the Lessor may have on account of such Lease Event of Default (including the obligation of the Lessee to purchase the Property as set forth in Section 18.3):

                  (a) The Lessor may, by notice to the Lessee, rescind or terminate this Lease as of the date specified in such notice; however,
         (i) no reletting, reentry or taking of possession of the Property (or any portion thereof) by the Lessor will be construed as an election on the Lessor's part to terminate this Lease unless a written notice of such intention is given to the Lessee, (ii) notwithstanding any reletting, reentry or taking of possession, the Lessor may at any time thereafter elect to terminate this Lease for a continuing Lease Event of Default and (iii) no act or thing done by the Lessor or any of its agents, representatives or employees and no agreement accepting a surrender of the Property shall be valid unless the same be made in writing and executed by the Lessor;

                  (b) The Lessor may (i) demand that the Lessee, and the Lessee shall upon the written demand of the Lessor, return the Property promptly to the Lessor in the manner and condition required by, and otherwise in accordance with all of the provisions of, Articles VII and IX and Section 8.3 hereof as if the Property were being returned at the end of the Term, and the Lessor shall not be liable for the reimbursement of the Lessee for any costs and expenses incurred by the Lessee in connection therewith and (ii) without prejudice to any other remedy which the Lessor



                                       20
                                                                           Lease
         may have for possession of the Property, and to the extent and in the manner permitted by Applicable Law, enter upon the Property and take immediate possession of (to the exclusion of the Lessee) the Property or any part thereof and expel or remove the Lessee and any other Person who may be occupying the Property, by summary proceedings or otherwise, all without liability to the Lessee for or by reason of such entry or taking of possession, whether for the restoration of damage to property caused by such taking or otherwise and, in addition to the Lessor's other damages, the Lessee shall be responsible for all costs and expenses incurred by the Lessor, the Lenders and/or the Certificate Purchaser in connection with any reletting, including reasonable brokers' fees and all costs of any alterations or repairs made by the Lessor;

                  (c) The Lessor may (i) sell all or any part of the Property at public sale free and clear of any rights of the Lessee and without any duty to account to the Lessee with respect to such action or inaction or any proceeds (except that Excess Proceeds are payable to and shall be paid to the Lessee) with respect thereto (except to the extent required by clause (ii) below if the Lessor shall elect to exercise its rights thereunder) in which event the Lessee's obligation to pay Basic Rent hereunder for periods commencing after the date of such sale shall be terminated or proportionately reduced, as the case may be; and (ii) if the Lessor shall so elect, demand that the Lessee pay to the Lessor, and the Lessee shall pay to the Lessor, on the date of such sale, as liquidated damages for loss of a bargain and not as a penalty (the parties agreeing that the Lessor's actual damages would be difficult to predict, but the aforementioned liquidated damages represent a reasonable approximation of such amount) (in lieu of Basic Rent due for periods commencing on or after the Payment Date coinciding with such date of sale (or, if the sale date is not a Payment Date, the Payment Date next preceding the date of such sale)), an amount equal to (A) the excess, if any, of (1) the Lease Balance calculated as of such Payment Date (including all Rent due and unpaid to and including such Payment
         Date), over (2) the net proceeds of such sale (that is, after deducting all costs and expenses incurred by the Lessor, the Lenders and the Certificate Purchaser incident to such conveyance, including repossession costs, brokerage commissions, prorations, transfer taxes, fees and expenses for counsel, title insurance fees, survey costs, recording fees, and any repair costs); plus (B) interest at the Overdue Rate on the foregoing amount from such Payment Date until the date of payment;

                  (d) The Lessor may, at its option, elect not to terminate this Lease and continue to collect all Basic Rent, Supplemental Rent, and all other amounts due the Lessor (together with all costs of collection) and enforce the Lessee's obligations under this Lease as and when the same become due, or are to be performed, and at the option of the Lessor, upon any abandonment of the Property by the Lessee or re-entry of same by the Lessor, the Lessor may, in its sole and absolute discretion, elect not to terminate this Lease and may make the necessary repairs in order to relet the Property, and relet the Property or any part thereof for such term or terms (which may be for a term extending beyond the Term of this Lease) and at such rental or rentals and upon such other terms and conditions as the Lessor in its reasonable discretion may deem advisable; and upon each such reletting all rentals actually received by the Lessor from such reletting shall be applied to the Lessee's obligations hereunder and the other Operative Documents in such order, proportion and priority as the Lessor may elect in the Lessor's sole and absolute discretion. If such rentals received from such reletting during any period are less than the Rent with respect to the Property to be paid during that period by the Lessee hereunder, the Lessee shall pay any deficiency, as calculated by the Lessor, to the Lessor on the next Payment Date;

                  (e) Unless the Property has been sold in its entirety, the Lessor may, whether or not the Lessor shall have exercised or shall thereafter at any time exercise any of its rights under



                                       21
                                                                           Lease
         paragraph (b), (c) or (d) of this Section 16.2 with respect to the Property or portions thereof, demand, by written notice to the Lessee specifying a date (a "Termination Date") not earlier than 10 days after the date of such notice, that the Lessee purchase, on such Termination Date, the Improvements (or the remaining portion thereof) in accordance with the provisions of Article XXI and Section 18.2;

                  (f) The Lessor may exercise any other right or remedy that may be available to it under Applicable Law, or proceed by appropriate court action (legal or equitable) to enforce the terms hereof or to recover damages for the breach hereof. Separate suits may be brought to collect any such damages for any period(s), and such suits shall not in any manner prejudice the Lessor's right to collect any such damages for any subsequent period(s), or the Lessor may defer any such suit until after the expiration of the Term, in which event such suit shall be deemed not to have accrued until the expiration of the Term;

                  (g) The Lessor may retain and apply against the Lessor's damages all sums which the Lessor would, absent such Lease Event of Default, be required to pay to, or turn over to, the Lessee pursuant to the terms of this Lease; or

                  (h) If a Lease Event of Default shall have occurred and be continuing, the Lessor, as a matter of right and without notice to the Lessee, shall have the right to apply to any court having jurisdiction to appoint a receiver or receivers of the Property, and the Lessee hereby irrevocably consents to any such appointment. Any such receiver(s) shall have all of the usual powers and duties of receivers in like or similar cases and all of the powers and duties of the Lessor in case of entry, and shall continue as such and exercise such powers until the date of confirmation of the sale of the Property unless such receivership is sooner terminated.

                  (i) To the maximum extent permitted by law, the Lessee hereby waives the benefit of any appraisement, valuation, stay, extension, reinstatement and redemption laws now or hereafter in force and all rights of marshaling in the event of any sale of the Property or any interest therein.

                  (j) The Lessor shall be entitled to enforce payment of the indebtedness and performance of the obligations secured hereby and to exercise all rights and powers under this instrument or under any of the other Operative Documents or other agreement or any laws now or hereafter in force, notwithstanding some or all of the obligations secured hereby may now or hereafter be otherwise secured, whether by mortgage, security agreement, pledge, lien, assignment or otherwise. Neither the acceptance of this instrument nor its enforcement, shall prejudice or in any manner affect the Lessor's right to realize upon or enforce any other security now or hereafter held by the Lessor, it being agreed that the Lessor shall be entitled to enforce this instrument and any other security now or hereafter held by the Lessor in such order and manner as the Lessor may determine in its absolute discretion. No remedy herein conferred upon or reserved to the Lessor is intended to be exclusive of any other remedy herein or by law provided or permitted, but each shall be cumulative and shall be in addition to every other remedy given hereunder or now or hereafter existing at law or in equity or by statute. Every power or remedy given by any of the Operative Documents to the Lessor or to which it may otherwise be entitled, may be exercised, concurrently or independently, from time to time and as often as may be deemed expedient by the Lessor. In no event shall the Lessor, in the exercise of the remedies provided in this instrument (including in connection with the assignment of rents to Lessor, or the appointment of a receiver and the entry of such receiver on to all or any part of the Property), be deemed a "mortgagee in possession," and the Lessor shall not in



                                       22
                                                                           Lease
         any way be made liable for any act, either of commission or omission, in connection with the exercise of such remedies.

                  (k) An action of mortgage foreclosure as now provided by Pennsylvania Procedural Rules 1141 to 1148, both inclusive, or other appropriate proceedings now or hereafter prescribed by law, may forthwith be commenced and prosecuted to judgment, execution and sale, for the collection of the whole amount of such Lease Balance and the Make-Whole Premium, together with all fees, costs and expenses of such proceedings, including reasonable attorney's fees and expenses. And all errors in such proceedings, together with any stays of or exemptions from execution, or extensions of time of payment, which may be given by any Act or Acts of Assembly now in force, or which may be enacted hereafter, are hereby forever waived and released.

If, pursuant to the exercise by the Lessor of its remedies pursuant to this
Section 16.2, the Lease Balance and all other amounts due and owing from the Lessee under this Lease and the other Operative Documents have been paid in full, then the Lessor shall remit to the Lessee any excess amounts received by the Lessor. Amounts received by the Lessor from the Collateral Account will be applied against the Lessee's liabilities hereunder.

         16.3. Waiver of Certain Rights. If this Lease shall be terminated pursuant to Section 16.2, the Lessee waives, to the fullest extent permitted by law, (a) any notice of re-entry or the institution of legal proceedings to obtain re-entry or possession; (b) any right of redemption, re-entry or repossession; (c) the benefit of any laws now or hereafter in force exempting property from liability for rent or for debt or limiting the Lessor with respect to the election of remedies; and (d) any other rights which might otherwise limit or modify any of the Lessor's rights or remedies under this Article XVI.

         16.4. Ownership of Common Stock. In the event that (i) during the Interim Term as the result of any act or omission of Lessee, or anything within the control of Lessee, or anything that could not have been avoided through the use of best efforts by Lessee, or (ii) during the Base Term more than 50% of the common stock of the Lessee shall at any time be owned by any single Person and/or the Affiliates of such Person, which is not an owner of more than 50% of the common stock of the Lessee as of the Documentation Date, without the prior written consent of the Board of Directors of the Lessee, the Construction Lender, the Certificate Purchaser and all Tranche A Lenders and Tranche B Lenders, then the principal amount of the Construction Loan, the Certificate, the Tranche A Notes and/or Tranche B Notes held by such non-consenting Construction Lender, Certificate Purchaser, Tranche A Lenders and/or Tranche B Lenders, as the case may be, shall at the option of any such Person become immediately due and payable.

         16.5. Limitation of Recourse During the Interim Term. Notwithstanding any provision to the contrary contained in this Lease or any other Operative Documents, prior to the commencement of the Base Term, the aggregate amount payable by the Lessee on a recourse basis under this Article XVI and under
Section 18.3 as the result of a Construction Agency Event of Default which is due solely to an Unrelated Event shall be subject to the limitations on recourse liability set forth in Section 13.1B.(2) of the Participation Agreement and (ii) prior to the commencement of the Base Term, before requiring Lessee to pay amounts in connection with a Construction Agency Event of Default as set forth in Section 13.1B.(2), Lessor shall determine Lessor's Actual Loss with respect to such Construction Agency Event of Default, it being agreed that upon the occurrence of a Construction Agency Event of Default, Lessor may exercise one or more of Lessor's remedies set forth in Sections 16.2(a), (b), (c), (f), (g) and
(k), and Lessee shall be liable to Lessor only for an amount on a recourse basis (excluding any amounts which Lessor may receive upon a sale of the Property) equal to the lesser of Lessor's Actual Loss and the amount Lessee may be


                                       23
                                                                           Lease
required to pay pursuant to Section 13.1B.(2) of the Participation Agreement (and in the case of any Construction Agency Event of Default not related to an Unrelated Event, Lessee shall be liable for the full Actual Loss, and the foregoing limits in Section 13.1B(2) of the Participation Agreement shall not apply); provided, however, in the event that Lessor, in the course of exercising Lessor's remedies, determines that the Actual Loss to Lessor is in excess of the Actual Loss previously determined, Lessee shall pay to Lessor such excess amounts immediately upon demand, but in no event shall Lessee be required to pay on a recourse basis (excluding any amounts which Lessor may receive upon a sale of the Property) sums to Lessor in excess of that Lessee may be required to pay pursuant to Section 13.1B.(2) of the Participation Agreement (except in the case of a Construction Agency Event of Default not related to an Unrelated Event, in which case Lessee shall be liable for the full Actual Loss, and the foregoing limits in Section 13.1B(2) of the Participation Agreement shall not apply).

                                  ARTICLE XVII
                             LESSOR'S RIGHT TO CURE

         17.1. The Lessor's Right to Cure the Lessee's Lease Defaults. The Lessor, upon two (2) Business Days prior notice (except that in any circumstance in which there is a risk of imminent harm to any Person or property or any possibility of criminal liability to any Participant, no notice shall be required), without waiving or releasing any obligation or Lease Event of Default, may (but shall be under no obligation to) remedy any Lease Default or Lease Event of Default for the account and at the sole cost and expense of the Lessee, including the failure by the Lessee to maintain the insurance required by Article XIII, and may, to the fullest extent permitted by law, and notwithstanding any right of quiet enjoyment in favor of the Lessee, enter upon the Property for such purpose and take all such action thereon as may be necessary or appropriate therefor. No such entry shall be deemed an eviction of the Lessee. All reasonable out-of-pocket costs and expenses so incurred (including fees and expenses of counsel), together with interest thereon at the Overdue Rate from the date on which such sums or expenses are paid by the Lessor, shall be paid by the Lessee to the Lessor on demand.

                                  ARTICLE XVIII
                               PURCHASE PROVISIONS

         18.1. Purchase Option. Without limitation of the Lessee's purchase obligation pursuant to Sections 18.2 or 18.3, the Lessee shall have the option at any time (exercisable by giving the Lessor irrevocable written notice (the "Purchase Notice") of the Lessee's election to exercise such option) to purchase the Improvements on the date specified in such Purchase Notice at a price equal to the Lease Balance(the "Purchase Option Price") (plus all other amounts owing in respect of Rent including Supplemental Rent theretofore accruing), provided, however, that Lessee may only give notice of and exercise the Purchase Option (hereinafter defined) under this Section 18.1 simultaneously with and on the same date of Lessee's exercise of its rights with respect to all "Improvements" under Section 18.1 of the Existing Lease, as such term is defined in the Existing Lease, and may only exercise its rights under Section 18.1 of the Existing Lease with respect to all "Improvements" (and not merely with respect to the "Manufacturing Facility") as such terms are defined in the Existing Lease, and may only do so simultaneously with its exercise of its rights under this Section 18.1. The Lessee shall deliver the Purchase Notice to the Lessor not more than three hundred sixty (360) days and not less than ninety (90) days prior to such purchase. If the Lessee exercises its option to purchase the Improvements pursuant to this Section 18.1 (the "Purchase Option"), the Lessor shall transfer to the Lessee or its designee all of the Lessor's right, title and interest in and to the Improvements as of the date specified in the Purchase Notice upon receipt of the Purchase Option Price in accordance with Section 21.1(a) and the "Purchase Option Price" as such term is defined in the Existing Lease in accordance with Section 21.1(a) of the Existing Lease.


                                       24
                                                                           Lease

         18.2. Expiration Date Purchase Obligation. Unless (a) the Lessee shall have properly exercised the Purchase Option pursuant to Section 18.1 and purchased the Improvements pursuant thereto, or (b) the Lessee shall have properly exercised the Remarketing Option and shall have fulfilled all of the conditions of clauses (a) through (k) of Section 20.1 hereof and the Lessor shall have sold its interest in the Improvements pursuant thereto, then, subject to the terms, conditions and provisions set forth in this Article, and in accordance with the terms of Section 21.1(a), the Lessee shall purchase from the Lessor, and the Lessor shall convey to the Lessee, on the Expiration Date all of the Lessor's interest in the Improvements for an amount equal to the Lease Balance (plus all other amounts owing in respect of Rent including Supplemental Rent theretofore accruing). The Lessee may designate, in a notice given to the Lessor not less than ten (10) Business Days prior to the closing of such purchase (time being of the essence), the transferee or transferees to whom the conveyance shall be made (if other than to the Lessee), in which case such conveyance shall (subject to the terms and conditions set forth herein) be made to such designee; provided, however, that such designation of a transferee or transferees shall not cause the Lessee to be released, fully or partially, from any of its obligations under this Lease, including the obligation to pay the Lessor the Lease Balance on such Expiration Date.

         18.3. Acceleration of Purchase Obligation.

                  (a) The Lessee shall be obligated to purchase for an amount equal to the Lease Balance (plus all other amounts owing in respect of Rent including Supplemental Rent theretofore accruing) the Lessor's interest in the Improvements (notwithstanding any prior election to exercise its Purchase Option pursuant to Section 18.1) (i) automatically and without notice upon the occurrence of any Lease Event of Default specified in clause (g) or (h) of Section 16.1 and (ii) as provided for at Section 16.2(e) immediately upon written demand of the Lessor upon the occurrence of any other Lease Event of Default in existence at the expiration of the Interim Term.

                  (b) After the expiration of the Interim Term, the Lessee shall be obligated to purchase for an amount equal to the Lease Balance (plus all other amounts owing in respect of Rent including Supplemental Rent theretofore accruing) immediately upon written demand of the Lessor the Lessor's interest in the Improvements at any time during the Term when
         (i) the Lessor ceases to have title as contemplated by Section 11.1 or
         (ii) any Operative Document to which the Lessee is a party shall cease to be in full force and effect, or shall cease to give the Lessor or the Lenders the Liens, rights, powers and privileges purported to be created thereby or (iii) the purchase obligation under the Existing Lease shall have been accelerated for reasons other than an acceleration as a result of a default under provisions in the Existing Lease and documents related to the Existing Lease as expressly listed in Section 16.1(f).


                                       25
                                                                           Lease

                                   ARTICLE XIX
                                  RENEWAL TERMS

         19.1. Renewal. Subject to the conditions set forth herein, the Lessee and the Lessor may agree to renew the Base Term for the Property for one or more terms (each, a "Renewal Term"), with each such Renewal Term to commence on the first day following the Expiration Date then in effect for the Property and end on the fifth anniversary of such day, provided, however, that Lessee may only exercise its renewal rights under this Section 19.1 simultaneously with and on the same day of Lessee's exercise of its rights under Section 19.1 of the Existing Lease. The effective extension of the Base Term for the "Property" as such term is defined the Existing Lease and the Property under this Lease shall be subject to the satisfaction of each of the conditions contained in Section
19.1 of the Existing Lease and each of the following conditions:

                  (a) the Lessee shall have delivered, not later than 365 days prior to the Expiration Date then in effect for the Property, written notice to the Lessor and each Participant of the Lessee's request to extend the Base Term for the Property;

                  (b) on both the date of delivery of the notice referred to in clause (a) and on the Expiration Date then in effect for the Property,
         (i) no Event of Default shall have occurred and be continuing, and (ii) by delivery of written notice of its intent to renew the Base Term, the Lessee shall be deemed to represent to the Lessor as to the matters set forth in clause (i) of this condition (b);

                  (c) the Lessee shall not have exercised the Remarketing Option with respect to the Improvements; and

                  (d) the Certificate Purchaser, the Tranche A Lenders and the Tranche B Lender, in the exercise of their sole discretion, shall have agreed with the Lessee (w) to the extension of the Maturity Date with respect to the Loans and Certificate Amounts, (x) upon the Rent applicable for such Renewal Term, (y) upon the conditions for permitting such renewal (including the delivery of an appraisal satisfactory in form and substance to each Participant and such other conditions as any Participant, in its sole discretion, may request) and
         (z) upon such other modification to this Lease as the Participants and the Lessor then deem appropriate;

provided, however, that in no event shall there be more than two Renewal Terms for the Property.

                                   ARTICLE XX
                               REMARKETING OPTION

         20.1. Option to Market. Subject to the fulfillment of each of the conditions set forth in this Section 20.1, the Lessee shall have the option (the "Remarketing Option") to market and complete the sale of the Improvements for the Lessor , provided, however, that Lessee may only exercise the Remarketing Option under this Section 20.1 simultaneously with and on the same date of Lessee's exercise of its rights under Section 20.1 of the Existing Lease.

         The Lessee's effective exercise and consummation of the "Remarketing Option" as such term is defined under the Existing Lease, and the Remarketing Option hereunder shall be subject to the due and timely fulfillment of each of the provisions set forth in Section 20.1 of the Existing Lease and each of the following provisions as to the Land and Improvements as of the dates set forth below.


                                       26
                                                                           Lease

                  (a) Not later than 365 days prior to the Expiration Date, the Lessee shall give to the Lessor written notice of the Lessee's exercise of the Remarketing Option. In connection with the Remarketing Option, the Land and Improvements shall be sold together in the same transaction to the same purchaser(s). At any time after electing to exercise the Remarketing Option and prior to the sale of the Property (or the execution and delivery of a binding agreement to sell the Property) pursuant to the Remarketing Option, the Lessee may elect, in its sole discretion, to exercise the Purchase Option.

                  (b) Not later than one hundred twenty (120) days prior to the Expiration Date, the Lessee shall deliver to the Lessor an Environmental Audit for the Property. Such Environmental Audit shall be prepared by an environmental consultant selected by the Lessor in the Lessor's reasonable discretion and shall contain conclusions reasonably satisfactory to the Lessor as to the environmental status of the Property. If any such Environmental Audit indicates any exceptions, the Lessee shall have also delivered a Phase Two environmental assessment by such environmental consultant prior to the Expiration Date showing the completion of the remedying of such exceptions in compliance with Applicable Law.

                  (c) On the date of the Lessee's notice to the Lessor of the Lessee's exercise of the Remarketing Option, no Lease Event of Default or Lease Default shall exist, and thereafter, no Lease Event of Default or Lease Default shall exist.

                  (d) The Improvements shall have been constructed in accordance with the Plans and Specifications not later than one day prior to the Expiration Date. The Lessee shall have completed in all material respects all Modifications, restoration and rebuilding of the affected Property pursuant to Sections 10.1 and 14.1 (as the case may be), shall have removed any walkways and other Improvements connecting the Property to any other property, to the extent requested by any Participant, and shall have fulfilled in all material respects all of the conditions and requirements in connection therewith pursuant to said Sections, in each case by the date on which the Lessor receives the Lessee's notice of the Lessee's exercise of the Remarketing Option (time being of the essence), regardless of whether the same shall be within the Lessee's control. The Lessee shall have also paid the cost of all Modifications commenced prior to the Expiration Date. The Lessee shall not have been excused pursuant to Section 12.1 from complying with any Applicable Law that involved the extension of the ultimate imposition of such Applicable Law beyond the last day of the Term. Any Permitted Liens (other than Lessor Liens) on the Property that were contested by the Lessee shall be removed prior to the Expiration Date.

                  (e) During the Marketing Period, the Lessee shall, as nonexclusive agent for the Lessor, use commercially reasonable efforts to sell the Lessor's interest in the Improvements (as well as its interest in the Land) for cash and will attempt to obtain for the Improvements the highest purchase price therefor, and in any event not less than the Lease Balance. The Lessee will be responsible for hiring brokers and making the Property available for inspection by prospective purchasers. The Lessee shall promptly upon request permit inspection of the Property and any maintenance records relating to the Property by the Lessor, any Participant and any potential purchasers, and shall otherwise do all things necessary to sell and deliver possession of the Property to any purchaser. All such marketing of the Property shall be at the Lessee's sole expense. The Lessee shall allow the Lessor and any potential qualified purchaser reasonable access to the Property for the purpose of inspecting the same.


                                       27
                                                                           Lease

                  (f) The Lessee shall submit all bids to the Lessor and the Participants, and the Lessor will have the right to review the same and the right to submit any one or more bids. All bids shall be on an all-cash basis unless the Lessor and the Participants shall otherwise agree in their sole discretion. The Lessee shall procure bids from one or more bona fide prospective purchasers and shall deliver to the Lessor and the Participants not less than ninety (90) days prior to the Expiration Date a binding written unconditional (except as set forth below), irrevocable offer by such purchaser or purchasers offering the highest all cash bid to purchase the Property (unless otherwise agreed to by the Lessor and the Participants). No such purchaser shall be the Lessee, or any Subsidiary or Affiliate of the Lessee. The written offer must specify the Expiration Date as the closing date unless the Lessor and the Participants shall otherwise agree in their sole discretion.

                  (g) In connection with any such sale of the Property, the Lessee will provide to the purchaser all customary "seller's" indemnities, representations and warranties regarding title, absence of Liens (except Lessor Liens) and the condition of such Property, including an environmental indemnity to the extent the same are required by the purchaser. The Lessee shall have obtained, at its cost and expense, all required governmental and regulatory consents and approvals and shall have made all filings as required by Applicable Law in order to carry out and complete the transfer of the Property. As to the Lessor, any such sale shall be made on an "as is, with all faults" basis without representation or warranty by the Lessor other than the absence of Lessor Liens. Any agreement as to such sale shall be made subject to the Lessor's rights hereunder and shall be in form and substance satisfactory to the Lessor. Should the Lessee submit a bona fide, arms-length offer from a third-party to purchase the Property acceptable to the Participants, and the provisions of this Section 20.1 shall have been satisfied in the sole discretion of the Participants, and provided that no Lease Event of Default shall have occurred and be continuing, the Lessor shall notify the Lessee of its approval of the offer and acknowledge that the Lessor will deliver the agreements and instruments which it is obligated to deliver pursuant to Section 21.1.

                  (h) The Lessee shall pay or cause to be paid directly, and not from the sale proceeds, any prorations, credits, costs and expenses of the sale of the Property, whether incurred by the Lessor or the Lessee, including the cost of all title insurance, surveys, environmental reports, appraisals, transfer taxes, the Lessor's reasonable attorneys' fees, the Lessee's attorneys' fees, commissions, escrow fees, recording fees, and all applicable documentary and other transfer taxes.

                  (i) Lessee shall pay to the Lessor on the Expiration Date (or to such other Person as the Lessor shall notify the Lessee in writing, or in the case of Supplemental Rent, to the Person entitled thereto) an amount equal to Basic Rent and all other amounts under any Operative Document which have accrued as of the Expiration Date, in the type of funds specified in Section 3.4 hereof.

                  (j) Lessee shall pay to the Lessor on or prior to the Expiration Date the amounts, if any, required to be paid pursuant to
         Section 13.2 of the Participation Agreement.

                  (k) Lessee shall pay to the Lessor on the Expiration Date the Termination Rental Amount.

                  (l) The purchase of the Property shall be consummated on the Expiration Date and the Gross Proceeds from Improvements shall be paid directly to the Lessor or its assignee; provided, however, that if the sum of the Gross Proceeds from Improvements, the amounts, if any, required to be paid pursuant to Section 13.2 of the Participation Agreement, the principal portion of Basic Rent and the Termination Rental Amount exceeds the Lease Balance (minus amounts paid by the


                                       28
                                                                           Lease

         Lessor solely as a result of Unrelated Indemnity Events) as of such date, then the excess shall be paid to the Lessee on the Expiration Date.

         If one or more of the foregoing provisions or the provisions set forth in Section 20.1 of the Existing Lease shall not be fulfilled as of the date set forth above with respect to the Property, then the Lessor shall declare by written notice to the Lessee the Remarketing Option and the "Remarketing Option" as such term is defined in the Existing Lease to be null and void (whether or not it has been theretofore exercised by the Lessee), in which event all of the Lessee's rights under this Section 20.1 and under Section 20.1 of the Existing Lease shall immediately terminate and the Lessee shall be obligated to purchase the Improvements pursuant to Section 18.2 and the "Improvements" as such term is defined in the Existing Lease on the Expiration Date.

         Except as expressly set forth herein, the Lessee shall have no right, power or authority to bind the Lessor in connection with any proposed sale of the Improvements.

         Notwithstanding anything to the contrary in this Section 20.1, Section 5.2(iii) of the Participation Agreement and of the "Participation Agreement" as such term is defined in the Existing Lease shall be controlling.

         20.2. Certain Obligations Continue. During the Marketing Period, the obligation of the Lessee to pay Rent (including the installment of Basic Rent due on the Expiration Date) shall continue undiminished until payment in full of all other amounts due to the Lessor with respect to the Property under the Operative Documents to which the Lessee is a party. The Lessor shall have the right, but shall be under no duty, to solicit bids, to inquire into the efforts of the Lessee to obtain bids or otherwise to take action in connection with any such sale, other than as expressly provided in this Article XX.

         20.3. Termination of Operative Documents. Upon the closing of the sale of the Property pursuant to the Remarketing Option in accordance with Article XX of this Lease and payment by Lessee of all other obligations then due and payable hereunder and under the other Operative Documents, the obligation of the Lessee to pay any remaining Lease Balance (exclusive of those obligations that expressly survive the Expiration Date) shall terminate and become null and void, all Liens created under the Operative Documents shall be terminated of record and the Lease Balance shall be deemed to be fully paid in its entirety; provided, that such obligations shall be reinstated in their entirety if at any time any payment (in whole or in part) of any such obligations is rescinded or must otherwise be restored upon the insolvency, bankruptcy or reorganization of the Lessee or otherwise.

                                   ARTICLE XXI
                 PROCEDURES RELATING TO PURCHASE OR REMARKETING

         21.1. Provisions Relating to the Exercise of Purchase Option or Obligation and Conveyance Upon Remarketing and Conveyance Upon Certain Other Events.

                  (a) In connection with the Lessee's exercise of its Purchase Option or Expiration Date Purchase Obligation, upon the Expiration Date, or in connection with a purchase of the Improvements under
         Article XV or Section 16.2(e) hereof or the payment of all amounts due under Section 5.1 of the Construction Agency Agreement and upon tender by the Lessee of the amounts set forth in Article XV, Sections 16.2(e), 18.1, 18.2 or 18.3 hereof or Section 5.1 of the Construction Agency Agreement, as applicable:


                                       29
                                                                           Lease

                           (i) the Lessor shall execute and deliver to the
                  Lessee (or to the Lessee's designee) at the Lessee's cost and expense a quitclaim deed with respect to the Improvements, an assignment of the Lessor's interest in the Ground Lease (or a termination of the Ground Lease, if applicable, quitclaim bill of sale with respect to the Equipment and an assignment of the Lessor's entire interest in the Improvements (which shall include an assignment of all of the Lessor's right, title and interest in and to any Net Proceeds not previously received by the Lessor), in each case in recordable form and otherwise in conformity with local custom and free and clear of the Lien of the Mortgage (and any other Lien arising in connection with the Operative Documents) and any Lessor Liens attributable to the Lessor;

                           (ii) the Improvements shall be conveyed to the Lessee
                  "AS IS" and in its then present physical condition;

                           (iii) the Lessor shall execute and deliver to Lessee
                  and the Lessee's title insurance company an affidavit as to the absence of any Lessor Liens and shall cause the Participants to execute and deliver a release of Mortgage and termination statements for any financing statements which are of record on the Initial Advance Date;

                           (iv) the Lessor shall execute and deliver such other
                  affidavits and certificates reasonably requested by any title insurance company insuring title to the Property with respect to the absence of Lessor Liens, as well as a FIRPTA affidavit; and

                           (v) in the event of a sale of the Property to a
                  Person other than the Lessee, the Lessor and the Lessee shall execute an instrument in recordable form declaring this Lease to be terminated as of the date of closing of the sale of the Property, and releasing any Lien granted pursuant to this Lease encumbering the Property.

                  (b) If the Lessee properly exercises the Remarketing Option, then the Lessee shall, on the Expiration Date, and at its own cost, transfer possession of the Property to the independent purchaser(s) thereof, in each case by surrendering the same into the possession of the Lessor or such purchaser(s), as the case may be, free and clear of all Liens other than Lessor Liens and the lien of the Mortgage, in good condition (as modified by Modifications permitted by this Lease), ordinary wear and tear excepted, and in compliance with Applicable Law and the provisions of this Lease, and the Lessee shall execute and deliver to the purchaser at the Lessee's cost and expense a special warranty deed with respect to the Property, a bill of sale with respect to the Equipment, in each case in recordable form and otherwise in conformity with local custom and free and clear of all Liens, other than Permitted Liens; the Lessee shall execute and deliver to purchaser and the purchaser's title insurance company an affidavit as to the absence of any Liens (other than Permitted Liens), and such other affidavits and certificates reasonably requested by any title insurance company insuring title to the Property, as well as a FIRPTA affidavit, and an instrument in recordable form declaring this Lease to be terminated on the date of closing of the sale of the Property; the Lessor shall execute and deliver to purchaser an assignment of Lessor's interest in the Ground lease without recourse, representation or warranty. The Lessee shall, on and within a reasonable time before and up to one year after the Expiration Date, cooperate reasonably with the Lessor and the independent purchaser(s) of the Property in order to facilitate the purchase by such purchaser(s) of the Property, which cooperation shall include the following, all of which the Lessee shall do on or before the Expiration Date or as soon thereafter as is reasonably practicable: providing all books and records regarding the maintenance and ownership of the Property and all know-how, data and technical information relating thereto, providing a current copy of the Plans



                                       30
                                                                           Lease
         and Specifications for the Improvements, granting or assigning all licenses necessary for the operation and maintenance of the Property and cooperating reasonably in seeking and obtaining all necessary Governmental Action. The obligations of the Lessee under this paragraph shall survive the expiration or termination of this Lease.

                                  ARTICLE XXII
                              ESTOPPEL CERTIFICATES

         22.1. Estoppel Certificates. At any time and from time to time upon not less than twenty (20) days' prior request by the Lessor or the Lessee (the "Requesting Party"), the other party (whichever party shall have received such request, the "Certifying Party") shall furnish to the Requesting Party (but in the case of the Lessor, as Certifying Party, not more than four times per year unless required to satisfy the requirements of any sublessees and only to the extent that the required information has been provided to the Lessor by the Lessee or the Lenders) a certificate signed by an individual having the office of vice president or higher in the Certifying Party certifying that this Lease is in full force and effect (or that this Lease is in full force and effect as modified and setting forth the modifications); the dates to which the Basic Rent and Supplemental Rent have been paid; to the best knowledge of the signer of such certificate, whether or not the Requesting Party is in default under any of its obligations hereunder (and, if so, the nature of such alleged default); and such other matters under this Lease as the Requesting Party may reasonably request. Any such certificate furnished pursuant to this Article XXII may be relied upon by the Requesting Party, and any existing or prospective mortgagee, purchaser or lender, and any accountant or auditor, of, from or to the Requesting Party (or any Affiliate thereof).

                                 ARTICLE XXIII
                             ACCEPTANCE OF SURRENDER

         23.1. Acceptance of Surrender. No surrender to the Lessor of this Lease or of all or any portion of the Property or of any part of any thereof or of any interest therein shall be valid or effective unless agreed to and accepted in writing by the Lessor and, prior to the payment or performance of all obligations under the Loan Agreement and termination of the Commitments, the Lenders, and no act by the Lessor or the Lenders or any representative or agent of the Lessor or the Lenders, other than a written acceptance, shall constitute an acceptance of any such surrender.

                                  ARTICLE XXIV
                               NO MERGER OF TITLE

         24.1. No Merger of Title. There shall be no merger of this Lease or of the leasehold estate created hereby by reason of the fact that the same Person may acquire, own or hold, directly or indirectly, in whole or in part, (a) this Lease or the leasehold estate created hereby or any interest in this Lease or such leasehold estate, (b) the fee or ground leasehold estate in the Property, except as may expressly be stated in a written instrument duly executed and delivered by the appropriate Person or (c) a beneficial interest in the Lessor.

                                   ARTICLE XXV
                              INTENT OF THE PARTIES

         25.1. Ownership of the Property. (a) It is the intent of the parties hereto that for all purposes other than financial accounting purposes, including, state, real estate, commercial law, bankruptcy and



                                       31
                                                                           Lease
federal, state and local income tax purposes, the transaction contemplated hereby is a financing arrangement and preserves ownership in the Property in the Lessee.

                  (b)  It is the intent of the parties hereto that

                           (i) the obligations of the Lessee under the Lease to
                  pay Basic Rent and Supplemental Rent or Lease Balance in connection with any purchase of the Property pursuant to the Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor, the Certificate Purchaser and the Lenders to the Lessee, and (ii) the Lease grants a security interest and mortgage, as the case may be, on the Property to the Lessor to secure Lessee's performance under and payment of all amounts under the Lease and the other Operative Documents.

                  (c) Specifically, without limiting the generality of subsection (b) of this Section 25.1, the Lessor and the Lessee intend and agree that with respect to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, including, in the case of any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor, the Certificate Purchaser or any Participant or any enforcement or collection actions, the transactions evidenced by the Lease are loans made by the Lessor, Certificate Purchaser and the Lenders as unrelated third party lenders to the Lessee secured by the Property (it being understood that Lessee hereby mortgages, grants, bargains, sells, releases, confirms, conveys, assigns, transfers and sets over to the Lessor, for the benefit of the Lenders and the Certificate Purchaser, and grants a security interest in, the Property (consisting of a first fee mortgage with respect to all right, title and interest of the Lessee in and to the fee title to, and reversionary interest in, the Land and Improvements) and a first leasehold mortgage on the Lessee's leasehold estate under this Lease, all to secure such loans, effective on the date hereof, to have and to hold such interests in the Property unto the Lessor, for the benefit of the Lenders and the Certificate Purchaser and their respective successors and assigns, forever, to secure all Obligations and all amounts payable by Lessee, the Construction Agent and the Guarantors under the Operative Documents, provided always that these presents are upon the express condition that, if all amounts due under the Lease and the other Operative Documents shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void).

                  (d) Specifically, but without limiting the generality of subsection (b) of this Section 25.1, the Lessor and the Lessee further intend and agree that, with respect to that portion of the Property constituting personal property, for the purpose of securing the Lessee's obligations for the repayment of the above-described loans from the Lessor, the Certificate Purchaser and the Lenders to the Lessee, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code; (ii) the conveyance provided for hereby shall be deemed to be a grant by the Lessee to the Lessor, for the benefit of the Lenders and the Certificate Purchaser, of a mortgage lien and security interest in all of the Lessee's present and future right, title and interest in and to such portion of the Property, including but not limited to the Lessee's leasehold estate therein and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property to secure such loans, effective on the date hereof, to have and to hold such interests in the Property unto the Lessor, for the benefit of the Lenders and the Certificate Purchaser and their respective successors and assigns, forever, provided always that



                                       32
                                                                           Lease
         these presents are upon the express condition that, if all amounts due under the Lease shall have been paid and satisfied in full, then this instrument and the estate hereby granted shall cease and become void;
         (iii) the possession by the Lessor of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with the Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be necessary to ensure that, if the Lease were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest with priority over all Liens other than Permitted Liens, under Applicable Law and will be maintained as such throughout the Term.

         25.2. Open-End Mortgage. In the event that a court of competent jurisdiction rules that this instrument constitutes a mortgage, deed or trust or other secured financing as is the intent of the parties pursuant to Section 25.1, this instrument shall be deemed to be an Open-End Mortgage as defined in 42 Pa. C.S.A. section 8143(f) and, as such, is entitled to the benefits of Senate Bill 693, 1989 session of the General Assembly of Pennsylvania (the "Act") as codified at 42 Pa. C.S.A. section 8143 et seq. The parties to this instrument intend that, in addition to any other debt or obligations secured hereby, this instrument shall secure unpaid balances of advances made pursuant to the Operative Documents after this instrument is left for record with the Recorder's Office of the County where the Property is located, whether such advances are made pursuant to an obligation of the Lessor or otherwise. The maximum principal amount of unpaid indebtedness secured by this instrument is TWENTY-FIVE MILLION DOLLARS ($25,000,000) plus interest thereon, which indebtedness may consist of present and future loans made under the Operative Documents, fees payable pursuant thereto, advances made with respect to the Property for the payment of, among other things, taxes, assessments, maintenance charges, insurance premiums and the like, and costs and expenses, including but not limited to attorney's fees, incurred for the protection of the Property or the lien and security of this instrument or by reason of a Lease Event of Default.

                                  ARTICLE XXVI
                                  MISCELLANEOUS

         26.1. Survival; Severability; Etc. Anything contained in this Lease to the contrary notwithstanding, all claims against and liabilities of the Lessee or the Lessor arising from events commencing prior to the expiration or earlier termination of this Lease shall survive such expiration or earlier termination for a period of one year except as to indemnification which shall continue to survive. If any term or provision of this Lease or any application thereof shall be declared invalid or unenforceable, the remainder of this Lease and any other application of such term or provision shall not be affected thereby. If any right or option of the Lessee provided in this Lease, including any right or option described in Articles XIV, XV, XVIII, XIX or XX, would, in the absence of the limitation imposed by this sentence, be invalid or unenforceable as being in violation of the rule against perpetuities or any other rule of law relating to the vesting of an interest in or the suspension of the power of alienation of property, then such right or option shall be exercisable only during the period which shall end twenty-one (21) years after the date of death of the last survivor of the descendants of Franklin D. Roosevelt, the former President of the United States, Henry Ford, the deceased automobile manufacturer, and John D. Rockefeller, the founder of



                                       33
                                                                           Lease
the Standard Oil Company, known to be alive on the date of the execution, acknowledgment and delivery of this Lease.

         26.2. Amendments and Modifications. Subject to the requirements, restrictions and conditions set forth in the Participation Agreement, neither this Lease nor any provision hereof may be amended, waived, discharged or terminated except by an instrument in writing in recordable form signed by the Lessor and the Lessee.

         26.3. No Waiver. No failure by the Lessor or the Lessee to insist upon the strict performance of any term hereof or to exercise any right, power or remedy upon a default hereunder, and no acceptance of full or partial payment of Rent during the continuance of any such default, shall constitute a waiver of any such default or of any such term. To the fullest extent permitted by law, no waiver of any default shall affect or alter this Lease, and this Lease shall continue in full force and effect with respect to any other then existing or subsequent default.

         26.4. Notices. All notices, demands, requests, consents, approvals and other communications hereunder shall be in writing (including by facsimile), and directed to the address described in, and deemed received in accordance with the provisions of, Section 14.3 of the Participation Agreement.

         26.5. Successors and Assigns. All the terms and provisions of this Lease shall inure to the benefit of the parties hereto and their respective successors and permitted assigns.

         26.6. Headings and Table of Contents. The headings and table of contents in this Lease are for convenience of reference only and shall not limit or otherwise affect the meaning hereof.

         26.7. Counterparts. This Lease may be executed in any number of counterparts, each of which shall be an original, but all of which shall together constitute one and the same instrument.

         26.8. GOVERNING LAW. THIS LEASE SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE COMMONWEALTH OF PENNSYLVANIA, WITHOUT REGARD TO CONFLICTS OF LAW PRINCIPLES.

         26.9. Limitations on Recourse. The parties hereto agree that except as specifically set forth in the Lease or in any other Operative Document, Trust Company shall have no personal liability whatsoever to the Lessee or its respective successors and assigns for any claim based on or in respect of this Lease or any of the other Operative Documents or arising in any way from the transactions contemplated hereby or thereby; provided, however, that Trust Company shall be liable in its individual capacity (a) for its own willful misconduct or gross negligence (or negligence in the handling of funds), or (b) for any Tax based on or measured by any fees, commission or compensation received by it for acting as the Lessor as contemplated by the Operative Documents. It is understood and agreed that, except as provided in the preceding sentence: (i) Trust Company shall have no personal liability under any of the Operative Documents as a result of acting pursuant to and consistent with any of the Operative Documents; (ii) all obligations of Trust Company to the Lessee are solely nonrecourse obligations except to the extent that it has received payment from others; (iii) all such personal liability of Trust Company is expressly waived and released as a condition of, and as consideration for, the execution and delivery of the Operative Documents by Trust Company; and (iv) this Lease is executed and delivered by Trust Company solely in the exercise of the powers expressly conferred upon it as the Lessor under the Trust Agreement. It is expressly understood and agreed by the parties hereto that (a) this Lease is executed and delivered by



                                       34
                                                                           Lease

Wilmington Trust Company, not individually or personally, except as expressly stated herein, but solely as Certificate Trustee of Brush Creek Business Trust II, a statutory Delaware business trust created under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (b) each of the representations, undertakings and agreements herein made by the Certificate Trustee on the part of the Trust is made and intended not as personal representations, undertakings and agreements by Wilmington Trust Company, except as expressly stated herein, but is made and intended for the purpose of binding only the Trust and (c) except as expressly stated herein or in the other Operative Documents, under no circumstances shall Wilmington Trust Company be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Certificate Trustee or the Trust under this Lease or the other Operative Documents.

         26.10. Original Lease. The single executed original of this Lease marked "THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART" on or following the signature page thereof and containing the receipt of the Certificate Trustee therefor on or following the signature page thereof shall be the Original Executed Counterpart of this Lease (the "Original Executed Counterpart"). To the extent that this Lease constitutes chattel paper, as such term is defined in the Uniform Commercial Code as in effect in any applicable jurisdiction, no security interest in this Lease may be created through the transfer or possession of any counterpart other than the Original Executed Counterpart.

         26.11. SUBMISSION OF JURISDICTION. TO THE FULLEST EXTENT PERMITTED BY LAW, THE LESSOR AND LESSEE HEREBY SUBMIT TO THE NONEXCLUSIVE JURISDICTION OF THE UNITED STATES DISTRICT COURT FOR THE WESTERN DISTRICT OF PENNSYLVANIA AND ANY COURT OF THE COMMONWEALTH OF PENNSYLVANIA FOR PURPOSES OF ALL LEGAL PROCEEDINGS ARISING OUT OF OR IN CONNECTION WITH THE OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED THEREBY. THE LESSOR AND LESSEE IRREVOCABLY WAIVE, TO THE FULLEST EXTENT PERMITTED BY LAW, ANY OBJECTION WHICH SUCH PARTY MAY NOW OR HEREAFTER HAVE TO THE LAYING OF THE VENUE OF ANY SUCH PROCEEDINGS BROUGHT IN SUCH A COURT AND ANY CLAIM THAT ANY SUCH PROCEEDING BROUGHT IN SUCH A COURT HAS BEEN BROUGHT IN AN INCONVENIENT FORUM.

/s/ BEH
---------

         26.12. POWER TO CONFESS JUDGMENT. THE LESSEE HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD WITHIN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE AFTER A DEFAULT UNDER THIS LEASE, THE GUARANTY, THE CONSTRUCTION AGENCY AGREEMENT, OR ANY OF THE OPERATIVE DOCUMENTS TO APPEAR FOR THE LESSEE, AND, WITH OR WITHOUT DECLARATION FILED, CONFESS JUDGMENT AGAINST THE LESSEE IN FAVOR OF THE LESSOR, AS OF ANY TERM, FOR THE UNPAID OBLIGATIONS HEREUNDER, AND INCLUDING, WITHOUT LIMITATION, ALL ACCRUED AND UNPAID INTEREST, CHARGES, EXPENSES OR OTHER AMOUNTS PAYABLE UNDER THIS LEASE, THE GUARANTY, THE CONSTRUCTION AGENCY AGREEMENT, OR UNDER ANY OF THE OPERATIVE DOCUMENTS, WHETHER BY ACCELERATION OR OTHERWISE WITH COSTS OF SUIT AND A REASONABLE ATTORNEY'S COMMISSION AS CERTIFIED BY THE LESSOR WITH RELEASE OF ALL ERRORS, WAIVING ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION TO THE EXTENT THAT SUCH LAWS MAY LAWFULLY BE WAIVED BY THE LESSEE. NO SINGLE EXERCISE OF THE FOREGOING POWER TO CONFESS



                                       35
                                                                           Lease

JUDGMENT SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE, OR VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE LESSOR SHALL ELECT, UNTIL SUCH TIME AS THE LESSOR SHALL HAVE RECEIVED PAYMENT IN FULL OF THE RENT, OBLIGATIONS, INTEREST AND COSTS AND ALL AMOUNTS PAYABLE UNDER THIS LEASE.

         BY SIGNING THIS INSTRUMENT, THE LESSEE HEREBY ACKNOWLEDGES THAT IT HAS READ, HAS HAD THE OPPORTUNITY TO HAVE IT REVIEWED BY LEGAL COUNSEL, UNDERSTANDS, AND AGREES TO THE PROVISIONS CONTAINED HEREIN, INCLUDING THE CONFESSION OF JUDGMENT PROVISION AND UNDERSTANDS THAT A CONFESSION OF JUDGMENT CONSTITUTES A WAIVER OF RIGHTS IT OTHERWISE WOULD HAVE TO PRIOR NOTICE AND A HEARING BEFORE A JUDGMENT IS ENTERED AGAINST IT AND WHICH MAY RESULT IN A COURT JUDGMENT AGAINST THE LESSEE WITHOUT PRIOR NOTICE OR HEARING AND THAT THE AMOUNTS PAYABLE UNDER THIS LEASE MAY BE COLLECTED FROM THE LESSEE REGARDLESS OF ANY CLAIM THE LESSEE MAY HAVE AGAINST THE LESSOR.

/s/ BEH
---------

         26.13. POWER TO EXECUTE ON A JUDGMENT WITHOUT HEARING. THE LESSEE HEREBY AUTHORIZES AND EMPOWERS THE PROTHONOTARY OR ANY ATTORNEY OF ANY COURT OF RECORD OR THE SHERIFF WITHIN THE COMMONWEALTH OF PENNSYLVANIA OR ELSEWHERE, TO TAKE ALL ACTION ALLOWED BY OR PROVIDED FOR IN THE PENNSYLVANIA RULES OF CIVIL PROCEDURE OR OTHER APPLICABLE RULES OF CIVIL PROCEDURE TO EXECUTE ON ANY JUDGMENT ENTERED AGAINST THE LESSEE PURSUANT TO THE CONFESSION OF JUDGMENT SET FORTH ABOVE WITHOUT PRIOR NOTICE OR HEARING OF ANY NATURE WHATSOEVER, WAIVING ALL LAWS EXEMPTING REAL OR PERSONAL PROPERTY FROM EXECUTION, TO THE EXTENT THAT SUCH LAWS MAY LAWFULLY BE WAIVED BY THE LESSEE. NO SINGLE EXERCISE OF THE FOREGOING POWER TO EXECUTE ON JUDGMENT WITHOUT A HEARING SHALL BE DEEMED TO EXHAUST THE POWER, WHETHER OR NOT ANY SUCH EXERCISE SHALL BE HELD BY ANY COURT TO BE VALID, VOIDABLE OF VOID, BUT THE POWER SHALL CONTINUE UNDIMINISHED AND IT MAY BE EXERCISED FROM TIME TO TIME AS OFTEN AS THE LESSOR SHALL ELECT UNTIL SUCH TIME AS THE LESSOR SHALL HAVE RECEIVED PAYMENT IN FULL OF THE RENT, OBLIGATIONS, INTEREST AND COSTS AND ALL AMOUNTS PAYABLE UNDER THIS LEASE.

         BY SIGNING THIS INSTRUMENT THE LESSEE HEREBY ACKNOWLEDGES THAT IT HAS READ, HAS HAD THE OPPORTUNITY TO HAVE IT REVIEWED BY LEGAL COUNSEL, UNDERSTANDS AND AGREES TO THE PROVISIONS CONTAINED HEREIN, INCLUDING THE POWER TO EXECUTE ON JUDGMENT WITHOUT A HEARING, AND UNDERSTANDS THAT THE POWER TO EXECUTE ON A JUDGMENT WITHOUT A HEARING CONSTITUTES A WAIVER OF RIGHTS IT OTHERWISE WOULD HAVE TO PRIOR NOTICE AND A HEARING BEFORE EXECUTION ON A JUDGMENT, AND THAT THE AMOUNTS PAYABLE UNDER THIS LEASE MAY BE COLLECTED FROM THE LESSEE REGARDLESS OF ANY CLAIM THAT THE LESSEE MAY HAVE AGAINST THE LESSOR.


                                       36
                                                                           Lease

         26.14. No Merger. If the fee simple interest in the Property and the leasehold interest therein shall be held by the same party, the interest in the Property granted to the Certificate Trustee pursuant to the Ground Lease and the interest of the Lessee in the Lease shall not terminate or be merged and the Ground Lease and the Lease shall remain in full force and effect.




                                       37
                                                                           Lease

         IN WITNESS WHEREOF, the parties have caused this Lease be duly executed and delivered as of the date first above written.


Attest:                                  FORE SYSTEMS, INC.


/s/ E. SAMMARTINO                        By: /s/ BRUCE E. HANEY
---------------------                        -----------------------------------
                                         Name:   Bruce E. Haney
                                                --------------------------------
                                         Title: SR. VP & CHIEF FINANCIAL OFFICER
                                                --------------------------------

Attest:

/s/ CHRISTOPHER H. GEBHARDT
---------------------------
Secretary

Attest: WILMINGTON TRUST COMPANY, not in its individual capacity except as expressly stated herein, but solely as Certificate Trustee



/s/ Illegible                    By: /s/ PATRICIA A. EVANS
---------------------                -----------------------------------
                                 Name:   Patricia A. Evans
                                        --------------------------------
                                 Title:  FINANCIAL SERVICES OFFICER
                                        --------------------------------



                            Certificate of Residence
                            ------------------------

         I hereby certify that the precise and complete post office address of the within named mortgagee is Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.


                                 /s/ DEBRA EBERLY
                                 ----------------------------------------------
                                 Attorney for Wilmington Trust Company, as
                                 Certificate Trustee

THIS COUNTERPART IS THE ORIGINAL EXECUTED COUNTERPART.

Receipt of this original counterpart of the foregoing Lease is hereby acknowledged as of the date hereof.

Attest:                                         MELLON BANK, N.A.



/s/ MICHAEL SLOYER                              By:  /s/ MICHAEL T. ANSELMO
-----------------------                            -----------------------------
                                                Name:    Michael T. Anselmo
                                                     ---------------------------
                                                Title: Vice President
                                                      --------------------------

STATE OF PENNSYLVANIA       )
         ------------       )   ss.:
COUNTY OF ALLEGHENY         )
          ---------



                           The foregoing Lease was acknowledged before me, the
undersigned Notary Public, in the County of ALLEGHENY, PENNSYLVANIA, this 4TH
                                            ---------  ------------       ---
day of December, 1998, by BRUCE E. HANEY, as SR. V.P. & CFO, of FORE
                          ---------------    --------------
SYSTEMS, INC., a Delaware corporation, on behalf of the corporation.


                                                   /s/ KAREN M. LUTSKO
[Notarial Seal]                                    -----------------------------
                                                   Notary Public


                                                       [NOTARIAL SEAL]

My commission expires:        7-5-2001
                        ---------------------

STATE OF DELAWARE           )
         --------           )   ss.:
COUNTY OF NEW CASTLE        )
          ----------



                           The foregoing Lease was acknowledged before me, the
undersigned Notary Public, in the County of NEW CASTLE, DE, this 14TH
                                            ----------  ---      ----
day of December, 1998, by PATRICIA A. EVANS, as FIN. SVS. OFFICER, of
                          -----------------     -----------------
Wilmington Trust Company, a Delaware banking corporation, not in its individual capacity, but solely as Certificate Trustee, on behalf of the Certificate Trustee.


                                                   /s/ KATHLEEN A. PEDELINI
[Notarial Seal]                                    -----------------------------
                                                   Notary Public


                                                       [NOTARIAL SEAL]

My commission expires:    October 31, 2002
                        ---------------------

COMMONWEALTH OF PENNSYLVANIA       )
                ------------       )   ss.:
COUNTY OF ALLEGHENY                )
          ---------



                           The foregoing Lease was acknowledged before me, the
undersigned Notary Public, in the County of ALLEGHENY, PENNA., this 14TH
                                            ---------  ------       ----
day of December, 1998, by MICHAEL ANSELMO, as Vice President, of Mellon
                          ---------------     --------------
Bank, N.A., on behalf of the Mellon Bank, N.A.


                                                   /s/ DOROTHY A. BROWN
[Notarial Seal]                                    -----------------------------
                                                   Notary Public


                                                       [NOTARIAL SEAL]

My commission expires:    November 23, 2000
                        ---------------------

Commonwealth of Pennsylvania                         )
                                                     )   ss.
County of Allegheny                                  )



                           RECORDED on this _______ day of ____________ A.D.
19__, in the Recorder's office of said County, in Mortgage Book Vol. ______, Page ________.

                                   Given under my hand and the seal of the said office, the date above written.

                  , Recorder
------------------